SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ______)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

ASSURE HOLDINGS CORP.

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ASSURE HOLDINGS CORP.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To all Stockholders of Assure Holdings Corp.:

You are invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Assure Holdings Corp. (the “Company”). The Annual Meeting will be held at the Las Vegas Marriott Laughlin Conference Center, 2nd Floor, 325 Convention center Drive, Las Vegas, Nevada, 89109 on Wednesday, December 27, 2023, at 2:00 p.m. Pacific Standard Time (“PST”). The purposes of the meeting are:

1.	To elect nominees to the Company’s Board of Directors (the “Board”), to hold office for a one-year term and until their respective successors are elected and qualified;
2.	To ratify the appointment of Withum Smith+Brown, PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023;
3.	To approve the amendment of the Company’s Articles of Incorporation, to increase the number of authorized shares (the “Authorized Share Increase”) in the Company’s common shares from 9,000,000 to [250,000,000];
4.	To approve the amendment of the Company’s Articles of Incorporation to permit the issuance of 10,000,000 shares of preferred stock with rights and preferences to be determined by the Company’s Board of Directors from time to time (the “Blank Check Preferred Amendment”);
5.	To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals Nos. 3 and 4 (the “Adjournment Proposal”); and
6.	To conduct any other business that may properly come before the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR, “FOR” THE RATIFICATION OF APPOINTMENT OF THE COMPANY’S AUDITOR, “FOR” THE APPROVAL OF THE AUTHORIZED SHARE INCREASE, “FOR” THE APPROVAL OF THE BLANK CHECK PREFERRED STOCK AMENDMENT AND “FOR” THE ADJOURNMENT PROPOSAL.

The Board of Directors has fixed November 17, 2023 as the record date for the Annual Meeting. Only stockholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders as of November 17, 2023 will be available at the Annual Meeting for inspection by any stockholder. Stockholders will need to register online as provided below to attend and vote at the Annual Meeting. Each share of our common stock is entitled to one vote for each nominee for election to the Board and one vote on each of the other matters before the stockholders. Cumulative voting for the nominees to the Board is not permitted. If your shares of common stock are not registered in your name, you will need to obtain a proxy from the broker, bank or other institution that holds your shares of common stock in order to register to attend and vote at the Annual Meeting. You should ask the broker, bank or other institution that holds your shares to provide you with a proxy to vote your shares of common stock at the Annual Meeting.

Your vote is important. You are requested to carefully read the accompanying Proxy Statement for the 2023 Annual Meeting of Stockholders for a more complete statement of matters to be considered at the Annual Meeting. Whether or not you expect to attend the Annual Meeting, please sign and return the enclosed proxy card or vote your proxy online pursuant to the instructions thereon, promptly. If you decide to attend the Annual Meeting, you may, if you wish, revoke the proxy and vote your shares of common stock using a ballot during the Annual Meeting. Additional details concerning the matters to be put before the Annual Meeting are set forth in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders and the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2022, which accompany this Notice of Meeting.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” EACH NOMINEE TO THE BOARD, “FOR” THE RATIFICATION OF APPOINTMENT OF THE COMPANY’S AUDITOR, “FOR” THE APPROVAL OF THE AUTHORIZED SHARE INCREASE, “FOR” THE APPROVAL OF THE BLANK CHECK PREFERRED STOCK AMENDMENT AND “FOR” THE ADJOURNMENT PROPOSAL.

By Order of the Board of Directors,

ASSURE HOLDINGS CORP.

/s/ John Farlinger
Executive Chairman and Chief Executive Officer November 30, 2023

THIS PAGE INTENTIONALLY LEFT BLANK

ASSURE HOLDINGS CORP.
7887 E. BELLEVIEW AVENUE, SUITE 240
DENVER • COLORADO • USA • 80111

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 27, 2023

Unless the context requires otherwise, references in this Proxy Statement to “Assure Holdings”, “Assure”, the “Company”, “we”, “us” or “our” refer to Assure Holdings Corp.

The Annual Meeting of Stockholders of Assure Holdings (the “Annual Meeting”) will be at Las Vegas Marriott Laughlin Conference Center, 2nd Floor, 325 Convention center Drive, Las Vegas, Nevada, 89109, on Wednesday, December 27, 2023, at 2:00 p.m. Pacific Standard Time (“PST”).

We are providing the enclosed proxy materials and form of proxy (the “Proxy Statement”) in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies for this Annual Meeting. The Company anticipates that this Proxy Statement and the form of proxy will be made available to holders of the Company’s shares of common stock (the Company’s shares of common stock will be referred to as “shares” and the whole class of common stock referred to as the “common stock”) on or about November 30, 2023.

You are invited to attend the Annual Meeting at the above stated time and location. If you plan to attend and your shares are held in “street name” – in an account with a bank, broker or other nominee – you must obtain a proxy issued in your name from such broker, bank or other nominee. Please bring that documentation to the Annual Meeting.

You can vote your shares by completing and returning the proxy card or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee.

A returned signed proxy card without an indication of how shares should be voted will be voted “FOR” the election of each of the nominees for director and “FOR” the ratification of appointment of the company’s auditor.

Our corporate bylaws define a quorum as 33-1/3% of the common stock entitled to vote at any meeting of stockholders. The Company’s Articles of Incorporation do not allow cumulative voting for directors. The nominees who receive the most votes will be elected. The affirmative vote of a majority of the shares cast on the proposal by stockholders present at the Annual Meeting, whether in person or by proxy, and entitled to vote thereon is required to approve ratification of the appointment of the Company’s independent registered public accounting firm.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on December 27, 2023

The proxy materials, which include the Notice of Annual Meeting, this Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report on Form 10-K”) and the accompanying Proxy Card, can be found at http://www.viewproxy.com/AssureHoldings/2023. Information contained on or connected to the website is not incorporated by reference into this Proxy Statement and should not be considered a part of this Proxy Statement or any other filing that we make with the Securities and Exchange Commission.

The Annual Report and this Proxy Statement are also available on the Company’s website at https://ir.assureneuromonitoring.com or will be provided by the Company, upon request, by mail at Assure Holdings Corp., 7887 E. Belleview Ave., Suite 240, Denver, Colorado, USA 80111, Attention: John Farlinger, Chief Executive Officer; or by email at ir@assureiom.com, free of charge to stockholders. The Company may require the payment of a reasonable charge from any person or corporation who is not a stockholder and who requests a copy of any such document. Financial information relating to the Company is provided in the Company’s comparative consolidated financial statements and management’s discussion and analysis for its most recently completed fiscal year which are contained in its Annual Report on Form 10-K. Additional information relating to the Company is available electronically on EDGAR at www.sec.gov/edgar.shtml.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and Proxy Card?

You are receiving this Proxy Statement and the accompanying Annual Report and Proxy Card because you were a stockholder of record at the close of business of November 17, 2023 and are entitled to vote at the Annual Meeting. This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Annual Meeting to vote your shares.

When you sign the Proxy Card, you appoint John Farlinger, Chief Executive Officer and Executive Chairman of the Board of the Company, and John Price, Chief Financial Officer of the Company, as your representatives at the Annual Meeting. As your representatives, they will vote your shares at the Annual Meeting (or any adjournments or postponements) in accordance with your instructions on your Proxy Card. With proxy voting, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your Proxy Card or vote your Proxy Card online pursuant to the instructions thereon in advance of the Annual Meeting just in case you change your plans.

If an issue comes up for vote at the Annual Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, in their discretion, subject to any limitations imposed by law.

When is the record date?

The Board has fixed November 17, 2023 as the record date for the Annual Meeting (the “Record Date”). Only holders of shares of the Company’s common stock as of the close of business on that date will be entitled to vote at the Annual Meeting.

How many shares are outstanding?

As of November 17, 2023, the Company had 6,720,460 shares of common stock issued and outstanding. The Company’s common stock is the only outstanding voting security of the Company.

What am I voting on?

You are being asked to vote on the following:

1.	To elect nominees to the Company’s Board of Directors (the “Board”), to hold office for a one-year term and until their respective successors are elected and qualified;
2.	To ratify the appointment of Withum Smith+Brown, PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023;
3.	To approve the amendment of the Company’s Articles of Incorporation, to increase the number of authorized shares (the “Authorized Share Increase”) in the Company’s common shares from 9,000,000 to [250,000,000];
4.	To approve the amendment of the Company’s Articles of Incorporation to permit the issuance of 10,000,000 shares of preferred stock with rights and preferences to be determined by the Company’s Board of Directors from time to time (the “Blank Check Preferred Amendment”);
5.	To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals Nos. 3 and 4 (the “Adjournment Proposal”); and
6.	To conduct any other business that may properly come before the Annual Meeting.

How many votes do I get?

Each share of our common stock is entitled to one vote for each nominee for election to the Board and one vote on each of the other matters before the stockholders. No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote “FOR” the election of all nominees, “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm, “FOR” the amendment to the Authorized Share Increase, “FOR” the Blank Check Preferred Amendment and “FOR” the Adjournment Proposal, in each case, as disclosed in this Proxy Statement.

How do I vote?

You have several voting options. You may vote by:

•	by using the 11 digit control number located at the bottom of your Proxy Card at the following website: www.FCRvote.com/IONM;
•	calling 1-866-402-3905 (toll free in North America);
•	marking, signing and mailing your Proxy Card in the postage-paid envelope provided with the Proxy Card; or
•	attending the Annual Meeting and voting in person.

Are you a non-registered holder?

The information set out in this section is important to many stockholders as a substantial number of stockholders do not hold their shares in their own name. Only registered stockholders or duly appointed proxyholders for registered stockholders are permitted to vote in person at the Annual Meeting. Most of the stockholders are “non-registered” stockholders (each a “Non-Registered Holder”) because the shares they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares.

More particularly, a person is a Non-Registered Holder in respect of shares which are held on behalf of that person but which are registered either (a) in the name of an intermediary (the “Intermediary”) that the Non-Registered Holder deals with in respect of the shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSP’s, RRIF’s, RESP’s and similar plans), or (b) in the name of a clearing agency (such as, in the United States, shares registered in the name of “Cede & Co.”, the registration name of The Depository Trust Company (“DTC”), or in Canada, shares registered in the name of “CDS & Co.”, the registration name of The Canadian Depository for Securities Limited (“CDS”)) of which the Intermediary is a participant. As noted below, in accordance with Regulation 14A under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the requirements of National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”) of the Canadian Securities Administrators, the Company will be mailing the Notice of Annual Meeting, this Proxy Statement, the Annual Report on Form 10-K and the form of Proxy Card/voting instruction form (collectively, the “Annual Meeting Materials”), directly to certain non-objecting Non-Registered Holders and in certain instances has distributed the Annual Meeting Materials to the clearing agencies and Intermediaries for onward distribution to objecting Non-Registered Holders. Intermediaries are required to provide the Annual Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Annual Meeting Materials to Non-Registered Holders. Generally, if you are a Non-Registered Holder and you have not waived the right to receive the Annual Meeting Materials you will either:

(a)	be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which is restricted to the number of shares beneficially owned by you, but which is otherwise not complete. Because the Intermediary has already signed the proxy, this proxy is not required to be signed by you when submitting it. In this case, if you wish to submit a proxy you should otherwise properly complete the executed proxy provided and mail it as provided in the instructions of the Intermediary or its service company; or

(b)	more typically, a Non-Registered Holder will be given a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “proxy”, “proxy authorization form” or “voting instruction form”) which the Intermediary must follow. Typically, the voting instruction form will consist of a one-page pre-printed form. Sometimes, instead of the one-page printed form, the voting instruction form will consist of a regular printed proxy accompanied by a page of instructions that contains a removable label containing a bar-code and other information. In order for the proxy to validly constitute a voting instruction form, the Non-Registered Holder must remove the label from the instructions and affix it to the proxy, properly complete and sign the proxy and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the shares that they beneficially own. If you are a Non-Registered Holder and you wish to vote at the Annual Meeting as proxyholder for the shares owned by you, you should strike out the names of the designated proxyholders named in the proxy authorization form or voting instruction form and insert your name in the blank space provided. In either case, you should carefully follow the instructions of your Intermediary, including when and where the proxy, proxy authorization or voting instruction form is to be delivered.

The Annual Meeting Materials are being made available to both registered stockholders and Non-Registered Holders. The Company is sending this Proxy Statement, the Annual Report on Form 10-K and the form of proxy/voting instruction form (collectively, the “Annual Meeting Materials”) directly to Non-Registered Holders who have not objected to the Intermediary through which their shares are held disclosing ownership information about themselves to the Company (“NOBO’s”) under Regulation 14A of the Exchange Act. If you are a NOBO, and the Company or its agent has sent you the Annual Meeting Materials, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary on your behalf. If you are a Non-Registered Holder who has objected to the Intermediary through which your shares are held disclosing ownership information about you to the Company (an “OBO”), your Intermediary will be forwarding you the Annual Meeting Materials in accordance with the requirements of Regulation 14A and the Company will be covering the cost of such mailings.

Can stockholders vote at the Annual Meeting?

Registered stockholders as of the Record Date and appointed proxyholders will be given a ballot to vote at the Annual Meeting. Registered stockholders should be prepared to provide appropriate identification at the Annual Meeting and representatives of entities that are registered stockholders should provide proof of authority to vote such entities shares at the Annual Meeting. Stockholders who wish to appoint a third-party proxyholder to attend the Annual Meeting and submit votes during the Annual Meeting must provide their third-party proxyholders with a valid, signed proxy for submission at the Annual Meeting to receive a ballot. If you are a Non-Registered Holder and wish to vote your shares at Annual Meeting, you will need to obtain a valid, signed proxy naming yourself as proxyholder from your Intermediary. By doing so, you are instructing your Intermediary to appoint you as proxyholder.

What if I share an address with another stockholder and we received only one copy of the Annual Meeting Materials?

If certain requirements are met under relevant U.S. securities law, including in some circumstances the stockholders’ prior written consent, we are permitted to deliver one Annual Report and one Proxy Statement to a group of stockholders who share the same address. If you share an address with another stockholder and have received only one copy of the Annual Meeting Materials, but desire another copy or desire to receive separate copies in relation to future meetings of the stockholders, please send a written request to our offices at the address below or call us at 720-287-3093 to request another copy of the materials or separate delivery of materials. Please note that each stockholder should receive a separate Proxy Card to vote the shares they own.

Send requests to:

Assure Holdings Corp.
7887 E. Belleview Ave., 240

Denver, Colorado, USA 80111
Attention: John Farlinger, Chief Executive Officer

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

What if I change my mind after I vote?

You may revoke your vote/proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	going online and completing a new proxy at www.FCRvote.com/IONM;
•	calling 1-866-402-3905 and changing your vote;
•	requesting and signing another Proxy Card with a later date and mailing it using the postage-paid envelope provided, so long as it is received prior to 5 p.m. Eastern Standard Time on December 26, 2023;
•	signing and delivering a written notice of revocation (in the same manner as a proxy is required to be executed as set out in the notes to the Proxy Card) to the Company’s Secretary, at Assure Holdings Corp., 7887 E. Belleview Ave., Suite 240, Denver, Colorado, USA 80111 prior to 5 p.m. Eastern Standard Time on December 26, 2023 or with the Chair of the Annual Meeting on the day of the Annual Meeting prior to the commencement of the Annual Meeting; or
•	attending the Annual Meeting and voting in person through a ballot.

Beneficial stockholders should refer to the instructions received from their broker, bank or intermediary or the registered holder of the shares if they wish to change their vote.

How many votes do you need to hold the meeting?

To conduct the Annual Meeting, the Company must have a quorum, which means 33-1/3% of the common stock entitled to vote at any meeting of stockholders. The common stock is the only outstanding voting stock of the Company. Based on 6,720,460 shares outstanding as of the Record Date of November 17, 2023, 2,236,820 shares must be present in person or by proxy for the quorum to be reached. Your shares will be counted as present at the Annual Meeting if you:

•	submit a properly executed Proxy Card (even if you do not provide voting instructions); or
•	attend the Annual Meeting and vote in person through a ballot.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum but are not counted as votes “cast” on the proposal. Since the Company’s bylaws state that matters presented at a meeting of the stockholders must be approved by the majority of the votes “cast” on the matter, a properly executed proxy card marked “ABSTAIN” with respect to a proposal will not be considered a vote “cast” and will have no effect on the outcome of the appointment of the auditors or the Adjournment Proposal; provided however that approval of the Authorized Share Increase and the Black Check Preferred Amendment each require the affirmative vote of a majority of the issued and outstanding shares of common stock as of the Record Date and therefore any proxy card marked “ABSTAIN” in relation to such proposal will have the same effect as a vote “AGAINST” such proposal.

What effect does a broker non-vote have?

Brokers and other Intermediaries holding shares for Non-Registered Holders are generally required to vote the shares in the manner directed by the Non-Registered Holders. If the Non-Registered Holders do not give any direction, brokers may vote the shares on routine matters. The ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year of 2023 is considered a routine matter, and brokers will be permitted to vote shares held for the Non-Registered Holders on this matter without direction from the Non-Registered Holders. However, brokers are not permitted to vote shares held for the Non-Registered Holders in relation to non-routine matters, which includes the proposal on the election of directors.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Broker non-votes are considered present at the Annual Meeting for quorum requirements but are not considered votes “cast” on non-routine matters. Any shares represented at the Annual Meeting but not “cast” as a result of a broker non-vote will have no impact in the election of directors or the Adjournment Proposal, except , in relation to the election of directors, to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes cast for the election of directors. Any shares represented at the Annual Meeting but not “cast” as a result of a broker non-vote will have the same effect as a vote “AGAINST” each of the Authorized Share Increase and the Blank Check Preferred Amendment.

How many votes are needed to elect directors?

The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the Annual Meeting by stockholders, in person or by proxy. As there are four directors on the Board, this means that the four nominees receiving the highest number of affirmative votes cast by stockholders at the Annual Meeting will be elected to the Board. Broker non-votes and proxy cards marked “WITHHOLD” will have no impact on the outcome of the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes cast for the election of directors.

How many votes are needed to ratify the appointment of the independent registered public accountant Baker Tilly US, LLP?

The appointment of the independent registered public accountant Withum Smith+Brown, PC will be ratified by an affirmative vote of a majority of the votes cast at the Annual Meeting by stockholders present at the Annual Meeting, in person or by proxy, and entitled to vote thereon. The ratification of auditors is “routine” and as such a matter on which brokers and nominees can vote on behalf of their clients, if clients do not furnish voting instructions. A properly executed proxy card marked “ABSTAIN” with respect to this proposal will not have an effect on the outcome of this proposal.

How many votes are needed to approve the Authorized Share Increase?

Approval of the Authorized Share Increase requires the affirmative vote of a majority of the issued and outstanding shares of common stock as of the Record Date. Broker non-votes and proxy cards marked “ABSTAIN” will have the same effect as a vote “AGAINST” the Authorized Share Increase.

How many votes are needed to approve the Blank Check Preferred Amendment?

Approval of the Blank Check Preferred Amendment requires the affirmative vote of a majority of the issued and outstanding shares of common stock as of the Record Date. Broker non-votes and proxy cards marked “ABSTAIN” will have the same effect as a vote “AGAINST” the Blank Check Preferred Amendment.

How many votes are needed to approve the Adjournment Proposal?

The Adjournment Proposal will be approved by an affirmative vote of a majority of the votes cast at the Annual Meeting by stockholders present at the Annual Meeting, in person or by proxy, and entitled to vote thereon. Broker non-votes and a properly executed proxy card marked “ABSTAIN” with respect to this proposal will not have an effect on the outcome of this proposal.

Will my shares be voted if I do not sign and return my Proxy Card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances and subject to certain legal restrictions, may vote your shares, otherwise your shares will not be voted at the meeting. See “What effect does a broker non-vote have?” above for a discussion of the matters on which your brokerage firm may vote your shares.

If your shares are registered in your name and you do not sign and return your proxy card, your shares will not be voted at the Annual Meeting.

What happens if I do not indicate how to vote my proxy?

If you just sign your Proxy Card without providing further instructions, your shares will be “FOR” the election of all nominees, “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm, “FOR” the approval of the Authorized Share Increase, “FOR” the approval of the Blank Check Preferred Amendment and “FOR” the approval of the Adjournment Proposal.

Where can I find the voting results of the meeting?

Within four (4) business days of the Annual Meeting, the Company will file a current report on Form 8-K with the United States Securities and Exchange Commission (the “SEC”) announcing the voting results of the Annual Meeting.

Who will pay for the costs of soliciting proxies?

The Company will bear the cost of soliciting proxies. In an effort to have as large a representation at the meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular compensation. Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company’s Common Stock on the record date for the reasonable expenses incurred in mailing copies of the Annual Meeting Materials to the beneficial owners of such shares. The Company may also determine to pay a proxy solicitor to solicit proxies on behalf of the Company and will provide information on the fees paid to such solicitor upon engagement to conduct such activities.

Are there any other matters to be handled at the Annual Meeting?

We are not currently aware of any business to be acted upon at the Annual Meeting other than the proposals discussed in this Proxy Statement and the date for submission of matters under federal securities laws and the Company’s bylaws has passed. The form of proxy accompanying this Proxy Statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting or at any adjournment(s) or postponement(s) of the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, shares of our Common Stock, represented by properly submitted proxies, will be voted by the proxy holders in accordance with their best judgment to the extent permitted by applicable law.

Who can help answer my questions?

You can contact our Chief Executive Officer, John Farlinger, at 720-287-3093 or by sending a letter to John Farlinger at the Company’s headquarters at Assure Holdings Corp., 7887 E. Belleview Ave., Suite 240, Denver, Colorado, USA 80111 with any questions about the proposals described in this Proxy Statement or how to execute your vote.

When are stockholder proposals due for the 2024 annual meeting of stockholders?

Under the Exchange Act, the deadline for submitting stockholder proposals for inclusion in the proxy statement for an annual meeting of the stockholders is calculated in accordance with Rule 14a-8(e) of Regulation 14A to the Exchange Act. If the proposal is submitted for a regularly scheduled annual meeting, the proposal must be received at the Company’s principal executive offices not less than 120 calendar days before the anniversary date on which the Company’s proxy statement was released to the stockholders in connection with the previous year’s annual meeting. However, if the Company did not hold an annual meeting the previous year, or if the date of the current year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials. The deadline for submitting stockholder proposals for inclusion in the proxy statement for the next annual meeting of the stockholders will be August 2, 2024. If a stockholder proposal is not submitted to the Company by August 2, 2023, the Company may still grant discretionary proxy authority to vote on a stockholder proposal, if such proposal is received by the Company by October 16, 2024 in accordance with Rule 14a-4(c)(1) of Regulation 14A of the Exchange Act. If the date for the annual meeting in 2023 is moved by more than 30 days, the Company will update the stockholders regarding the deadlines set forth above by filing a Current Report on Form 8-K in relation thereto.

Under the Company’s bylaws, stockholders may submit nominees for election to the Board pursuant to the requirements set forth therein. The written notice of such nominations must be provided to the Company’s Corporate Secretary, at the Company’s headquarters at Assure Holdings Corp., 7887 E. Belleview Ave., Suite 240, Denver, Colorado, USA 80111, not less than 30 days prior to the date of the annual meeting of stockholders; provided, however, that in the event that the annual meeting of stockholders is called for a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the 10th day following such public notice date pursuant to the Company’s bylaws.

In addition to satisfying the foregoing requirements under the Company’s bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2024 annual meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 29, 2024, unless the date of our 2024 annual meeting has changed by more than 30 days calendar days from this year's annual meeting in which case such notice will be due on the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made.

How can I obtain a copy of the most recent Annual Report on Form 10-K?

The Company’s most recent Annual Report on Form 10-K, including financial statements, is available through the SEC’s website at www.sec.gov.

At the written request of any stockholder who owns shares on the record date, the Company will provide to such stockholder, without charge, a paper copy of the Company’s most recent Annual Report on Form 10-K as filed with the SEC, including the financial statements, but not including exhibits. If requested, the Company will provide copies of the exhibits for a reasonable fee.

Requests for additional paper copies of the Annual Report on Form 10-K should be mailed to:

Assure Holdings Corp.
7887 E. Belleview Ave., Suite 240

Denver, Colorado, USA 80111
Attention: John Farlinger, Chief Executive Officer

What materials accompany this Proxy Statement?

The following materials accompany this Proxy Statement:

1.	The Notice of Annual Meeting;
2.	Proxy Card; and
3.	The Company’s Annual Report on Form 10-K.

How is the Company accommodating stockholders amid the COVID-19 pandemic?

The Company is continuously monitoring the current coronavirus (COVID-19) outbreak. The Company reserves the right to take any additional precautionary measures it deems necessary in relation to the Annual Meeting in response to further development in respect of the COVID-19 outbreak that the Company considers necessary or advisable including changing the time or location of the Annual Meeting. Changes to the Annual Meeting time, date or location and/or means of holding the Meeting may be announced by way of press release. Please monitor the Company’s press releases as well as its website at www.assureneuromonitoring.com for updated information. The Company advises you to check its website one week prior to the Annual Meeting date for the most current information. The Company does not intend to prepare or mail an amended Proxy Statement in the event of changes to the Annual Meeting format, unless required by law.

PROPOSAL 1 — ELECTION OF DIRECTORS

What is the current composition of the Board?

The current Board is composed of five directors. The Company’s current bylaws require number of directors of the Company to be not less than one (1) nor more than the number as fixed from time to time by resolution of the Board; provided that no decrease in the number of directors shall shorten the term of any incumbent directors.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All directors serve one-year terms until the next annual meeting of stockholders or until their successors are otherwise duly elected and qualified.

Who is standing for election this year?

The Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the following four, current Board members for election at the 2023 Annual Meeting, to hold office until the 2024 Annual Meeting:

•	John Farlinger
•	Christopher Rumana
•	Steven Summer
•	John Flood

Each nominee has advised us that they are willing to be named as a nominee and are willing to continue to serve as a director, if elected. Should any one or more of these nominees become unable or unwilling to serve, which is not anticipated, the Board may designate substitute nominees, in which event the proxy representatives will vote proxies that otherwise would be voted for the named nominees for the election of such substitute nominee or nominees. The Company is not aware of any other nominees to the Board and the deadline for stockholders to nominate persons for election to the Board under the Company’s bylaws has passed.

How are nominees elected?

The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the Annual Meeting by stockholders, in person or by proxy. As there are four directors on the Board, this means that the four nominees receiving the highest number of affirmative votes cast by stockholders at the Annual Meeting will be elected to the Board. Broker non-votes and proxy cards marked “WITHHELD” will have no impact on the outcome of the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes cast for the election of directors.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES.

INFORMATION ON THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is certain information with respect to the individuals who are our directors and executive officers.

Name	Age	Position	Term
John Farlinger	64	Executive Chairperson and Chief Executive Officer	Since May 24, 2017
Christopher Rumana	55	Director	Since December 19, 2018
Steven Summer	74	Director	Since December 19, 2019
John Flood	64	Director	Since April 15, 2021
John Price	54	Chief Financial Officer	Since March 26, 2021

The following is a description of the business background of the current directors, director nominees and executive officers of the Company.

Directors

John Farlinger, Director, Chief Executive Officer and Executive Chairperson: Mr. Farlinger was appointed to Chief Executive Officer and Executive Chairman on August 28, 2019. Prior to his appointment as Chief Executive Officer and Executive Chairman, Mr. Farlinger was appointed as Interim Chief Executive Officer and Executive Chairman on May 15, 2018. Mr. Farlinger held the position of Chairman and CEO of Urban Communications Inc. from July 8, 2014 to June 2018. His past positions also include director and Chair of the Governance and Audit Committee of Freckle Ltd. (TSX-V) from June 2019 to February 2020, Senior Vice-President of Telephone Navigata-Westel from February 2013 to April 2014, and CEO of Titan Communications from 2009 to February 2013. Mr. Farlinger has been a Board member and Audit Committee member for BillDirect.com Technologies Inc. ((TSX-V) since August 2021 and a Board member for Lite Access Technologies, Inc. (TSX-V) since April 2021. He is also an advisor to CareCru Inc., a healthcare start up.

Mr. Farlinger was selected by the Board to serve as the Executive Chairman because he is the Chief Executive Officer of the Company and his prior experience as an Executive Chairman and director of other public companies brings valuable insight to the operation of the Board. Additionally, Mr. Farlinger holds a CPA, CA designation (Canada).

Christopher Rumana, Director: Dr. Rumana brings over 20 years’ experience in the medical field as a board-certified neurosurgeon. Dr. Rumana has served in many roles including Chairman of Department of Surgery, Chief of Neurosurgery, Chairman of the Medical staff, Chairman of the Medical Executive Committee, and Chairman of the Board of Directors at Tallahassee Memorial Hospital. Dr. Rumana has previously served as the President of the Tallahassee Neurological Clinic from 2000 to 2017 and served as the President and chairman of Caduceus, LLC, a joint venture pain management facility and surgery center from 2005 to 2017. Dr. Rumana currently runs a consulting company and serves on the board of multiple health-related companies.

Mr. Rumana was selected by the Board to serve as director because his experience in the medical field as a neurosurgeon and his service on numerous committees and boards in the neurology medical community provides the Board with specialized knowledge of the Company’s industry and its customer’s operations which is valuable to the Board’s oversight role of the Company’s operations.

Steven Summer, Director: Steven Summer brings over four decades of management experience in health care to the Company’s board. From 2006 to December 2019, Mr. Summer served as President and CEO of the Colorado Hospital Association. Previously, from 1993 through 2006, he was the President and CEO of the West Virginia Hospital Association and prior to that he was with the Maryland Hospital Association, where he also held various senior level roles prior to becoming an executive. In January 2020, Mr. Summer was named President of the Healthcare Institute (HI), an organization whose membership consists of 35 of the nation's most prestigious non-profit hospitals and health care systems.

Mr. Summer has selected by the Board to serve as director because of his management experience in the health care industry including his experience as President and CEO of a number of Hospital Associations provides specialized knowledge of the Company’s industry which is valuable to the Board’s oversight role of the Company’s operations.

John Flood, Director: Mr. Flood has nearly four decades of capital markets experience, as well as extensive operations, business building and governance expertise. Until retiring in 2019, he served as chairman and managing partner of Craig-Hallum Capital Group (“Craig-Hallum”), an equity research, trading and investment banking firm that Flood co-founded in 1997. At Craig-Hallum, Flood led the investment banking and institutional equity sales teams. He was also a member of Craig-Hallum’s board of governors, and executive, research, banking and M&A committees.

Mr. Flood was selected by the Board to serve as director because his extensive capital markets experience provides the Board with valuable experience and oversight in relation to the Company’s capital raising activities which are of significant importance to the Company at its current stage of operations.

Non-Director Executive Officers

John Price, Chief Financial Officer: Mr. Price was appointed as Chief Financial Officer effective March 26, 2021. Mr. Price has over 25 years of experience in accounting, financial planning and analysis, and business process improvement. He is also highly experienced in capital raise and debt financing, M&A, accounting operations, compliance, and system implementations. Mr. Price’s prior positions include serving as chief accountant of National Beverage (December 2019 to November 2020), chief financial officer and president at Alliance MMA (August 2016 to October 2019), and chief financial officer at MusclePharm (March 2015 to August 2016) and in various accounting and finance roles in high growth technology companies in the Silicon Valley. Price spent the first seven years of his career at Ernst & Young (October 1995 to July 2003). Mr. Price earned a Bachelor of Science in Accounting from Pennsylvania State University. Mr. Price does not have any family relationship with any other member of the Board of Directors or any executive officer of the Company.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our executive officers and any other person, including directors, pursuant to which the executive officer or director was selected to serve as an executive officer or director.

Family Relationships

None of our directors or executive officers is related by blood, marriage, or adoption to any other director or executive officer.

Other Directorships

None of our directors or director nominees are also directors of issuers with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, as amended, (the “Exchange Act”) (or subject to the requirements of Section 15(d) of the Exchange Act or any company required to be registered as an investment company under the Investment Company Act of 1940, as amended).

Legal Proceedings

We know of no material proceedings in which any of our directors, executive officers, affiliates or any stockholder of more than 5% of any class of our voting securities, or any associate thereof, is a party adverse or has a material interest adverse to Assure or its subsidiaries. To the best of our knowledge, except as provided below, none of our directors or executive officers has, during the past ten years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•	proceeding among private litigants, relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

CORPORATE GOVERNANCE

We believe that effective corporate governance is critical to our long-term success and our ability to create value for our stockholders. We regularly review our corporate governance practices, monitor emerging developments in corporate governance and update our policies and procedures when our Board determines that it would benefit the Company and our stockholders to do so. We also monitor our corporate governance policies and practices to maintain compliance with the provisions of the Sarbanes-Oxley Act of 2002, the SEC rules and regulations, and the corporate governance standards set forth in the Listing Rules of the Nasdaq Stock Market LLC (the “NASDAQ Standards”). The Board is of the view that the Company’s system of corporate governance meets or exceeds this set of guidelines and requirements.

We maintain a corporate governance page on our website that includes: our Code of Business Conduct and Ethics, and the charters for the Audit, Nomination and Corporate Governance, and Compensation Committees of our Board, all of which can be found at www.assuremneuromonitoring.com by clicking on “Investor Info” under the heading “Governance” and sub-heading “Governance Documents”. Reference to our website is provided herein for informational purposes only and no content on our website is incorporated herein by reference or otherwise forms a part of this Proxy Statement, unless otherwise stated herein.

Board Composition

The Board is currently composed of four directors. The Company’s current bylaws require the number of directors of the Company to be not less than one (1) nor more than the number as fixed from time to time by resolution of the Board of Directors; provided that no decrease in the number of directors shall shorten the term of any incumbent directors. All of the proposed nominees of the Board of Directors for election as directors at the Annual Meeting are current directors of the Company.

Director Independence

We had four Directors at November 30, 2023 (including three independent Directors) as follows:

•	John Farlinger
•	Christopher Rumana, independent
•	Steven Summer, independent
•	John Flood, independent

The Board applies the requirements for independence set out in Rule 5605(a)(2) of the NASDAQ Standards and considers all relevant facts and circumstances in making its assessment. Consistent with NASDAQ Standards, the Board assesses the independence of its members not less than annually.

In addition, the Company’s Code of Business Conduct and Ethics specifically addresses conflict of interest situations involving directors. Pursuant to our Code of Business Conduct and Ethics, all directors are required to act in the best interests of the Company and to avoid conflicts of interest.

With the assistance of the Nominating & Corporate Governance Committee, the Board has considered the relationship of the Company to each of the nominees for election by the stockholders at the Annual Meeting and has determined that three of the four nominees for election as directors at the Annual Meeting are independent (Rumana, Summer, and Flood). The one nominees who is not independent (Farlinger) is an executive officer of the Company and member of management.

Meetings of the Board and Committees

In 2022, the Board met [●] times, the Audit Committee met [●] times, the Compensation Committee met [●] times and the Nomination and Corporate Governance Committee met [●] times. None of the incumbent directors attended fewer than 75% of the meetings of the Board and Committees on which they served in the year ended December 31, 2022.

Company’s Policy regarding Board Members’ Attendance at the Annual Meeting

The Company does not have a policy that requires directors to attend the Annual Meeting. One director attended the Company’s annual meeting in 2022.

Communications to the Board

Stockholders may communicate directly with members of the Board, or the Board as a group, by writing directly to the individual Board member or the Board, Assure Holdings Corp., 7887 E. Belleview Ave., Suite 240, Denver, Colorado, USA 80111. The Company’s Corporate Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to a particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company’s Manager, Investor Relations will review all communications, and if requested by the stockholder or if the matter relates to Company business, shall forward them to the appropriate Board member(s).

Board Leadership Structure and Role in Risk Oversight

The positions of our principal executive officer and the chairperson of our Board are served by one individual, John Farlinger. We have determined that the leadership structure of our Board is appropriate, especially given the size of our company and the Board. Our Board currently consists of four directors. The Board has not appointed a lead independent director. Due to the size of the Board, the independent directors are able to closely monitor the activities of our Company without a lead independent director. In addition, the independent directors are able to meet independently with the Company’s independent registered public accounting firm without management to discuss the Company’s financial statements and related audits. Therefore, the Board has determined that having one individual serve as principal executive officer and chairperson of the Board does not negatively impact the ability of the Board to provide independent oversight. To the extent the composition of the Board changes and/or grows in the future, the Board may re-evaluate the need for an independent chairperson.

Management is responsible for the day-to-day management of risks the Company faces, while the Board as a whole has ultimate responsibility for the Company’s oversight of risk management. Our Board takes an enterprise-wide approach to risk oversight, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. A fundamental part of risk oversight is not only understanding the risks a Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. As a critical part of this risk management oversight role, our Board encourages full and open communication between management and the Board. Our Board regularly reviews material strategic, operational, financial, compensation and compliance risks with management. In addition, our management team regularly reports to the full Board regarding their areas of responsibility and a component of these reports is risk within the area of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risk is conducted as needed or as requested by our Board.

Ethical Business Conduct

The Board has found that the fiduciary duties placed on individual directors by our governing corporate legislation and the common law and the restrictions placed by applicable corporate legislation on an individual directors’ participation in decisions of the Board in which the director has an interest have been sufficient to ensure that the Board operates independently of management and in the best interests of the company.

Code of Business Conduct and Ethics

The Company has adopted a code of business conduct and ethics that applies to the Company’s officers, directors, employees, and contractors.

We have adopted a corporate Code of Business Conduct and Ethics (the “Code”) that applies to all our employees including our principal executive officer, principal financial officer, and principal accounting officer and is administered by our Chief Financial Officer, John Price, and the Chair of the Nomination and Corporate Governance Committee, Martin Burian. We believe our Code provides written standards for deterring, and is reasonably designed to deter, wrongdoing. The purpose of our Code is to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the SEC and in other public communications made by the Company;
•	compliance with applicable governmental laws, rules and regulations;
•	prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and
•	accountability for adherence to the Code.

Our Code is available on our website at https://www.assureneuromonitoring.com/. A copy of the Code will be provided to any person without charge upon written request to the Company at its administrative office: Assure Holdings Corp., 7887 E. Belleview Ave., Suite 240, Denver, Colorado 80111. We intend to disclose on our website any waiver from a provision of our Code that applies to any of our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions that relates to any element of our Code.

Hedging Policy

The Company’s share trading policy prohibits hedging or monetization transactions. The policy sets forth hedging or monetization transactions as transactions that can be accomplished through the use of various financial instruments, including prepaid variable forwards, equity swaps, collars and exchange funds. The policy notes that these transactions may permit continued ownership of the Company’s securities obtained through employee benefit plans or otherwise without the full risks and rewards of ownership. When that occurs, a person entering into these types of transactions may no longer have the same objectives as the Company’s other shareholders. In addition, under the policy no director or officer of the Company is permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds that are designed to hedge or offset a decrease in market value of any the Company’s securities granted as compensation or held, directly or indirectly, by such director or officer.

BOARD COMMITTEES

The Board has established an Audit Committee, a Nomination & Corporate Governance Committee and a Compensation Committee. Terms of reference for each committee, which delineate the mandate of the committee, the composition of the committee, the frequency of committee meetings and other relevant matters, have been approved and adopted by the Board.

Audit Committee and Audit Committee Financial Expert

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and the NASDAQ Standards. The Audit Committee, in accordance with its written charter, is responsible for reviewing and approving the financial statements and public reports of the Company, considering the existence and adequacy of internal and management controls and reviewing and approving material accounting policies and measurements. The Audit Committee is also responsible for reviewing the annual audit and quarterly reviews and communicating directly with the external auditor as to their findings.

The Audit Committee’s mandate provides for regularly scheduled meetings to review and approve annual audited financial statements and quarterly unaudited financial statements and other reports to stockholders. Additional meetings may be held as warranted with respect to public financing initiatives and other material transactions. In addition, the Audit Committee has the authority to pre-approve non-audit services which may be required from time to time. The Charter for the Audit Committee is available on our website at https://www.assureneuromonitoring.com/.

Currently, our Audit Committee consists of John Flood (Chairperson), Steven Summer and Christopher Rumana. The Board has determined that all members of the Audit Committee are “independent” within the meaning of Rule 5605 of the NASDAQ Standards and Rule 10A-3 of the Exchange Act. Our Board has determined that John Flood qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K based on education, professional designations held, experience and background.

Audit Committee Report*

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee acts under a written charter adopted and approved by the Board, which is reviewed by the Board and the Audit Committee annually. Each member of the Audit Committee is “independent” within the meaning of Rule 10A-3 of the Exchange Act and the NASDAQ Standards. In accordance with Section 407 of the United States Sarbanes-Oxley Act of 2002 and Item 407(d)(5)(ii) and (iii) of Regulation S-K of the Exchange Act, the Board has identified Martin Burian as the “Audit Committee Financial Expert.” A copy of the Audit Committee Charter is available on the Company’s website at https://www.assureneuromonitoring.com/.

The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be nominated for stockholder approval as the Company’s independent auditor. The Audit Committee is responsible for recommending to the Board that the Company’s financial statements and the related management’s discussion and analysis be included in its Annual Report on Form 10-K. The Audit Committee took a number of steps in making this recommendation for the fiscal year ended December 31, 2022.

First, the Audit Committee discussed with Baker Tilly US, LLP (“Baker Tilly”) those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

Second, the Audit Committee discussed with Baker Tilly the independence of Baker Tilly and received from Baker Tilly the letter required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees, as may be modified or supplemented, concerning its independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure assisted the Audit Committee in evaluating such independence.

Finally, the Audit Committee reviewed and discussed, with the Company’s management and Baker Tilly, the Company’s audited financial statements for the fiscal year ended December 31, 2022 and the related management’s discussion and analysis to be included in the Company’s Annual Report on Form 10-K.

Based on the discussions with Baker Tilly concerning the audit, their independence, the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Company’s financial statements and the related management’s discussion and analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Submitted by:

Audit Committee of the Board of Directors

/s/ John Flood (Chair)
/s/ Steven Summer
/s/ Christopher Rumana

*	The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended or the Exchange Act.

Compensation Committee

The Compensation Committee’s mandate provides for regularly scheduled meetings to review the processes and procedures as may be reasonably necessary to allow the Compensation to make recommendations to the Board with respect to executive compensation. The Compensation Committee administers the Company’s Stock Option Plan, and determines all direct, indirect and incentive compensation and benefits of the executive management team. The Compensation Committee has the authority to form and delegate all or a portion of its duties and authority to subcommittees or individuals; communicate directly with officers, employees, and legal counsel; and in its discretion, may obtain advice from a compensation consultant. The Charter for the Compensation Committee is available on our website at https://www.assureneuromonitoring.com/.

Currently, our Compensation Committee consists of Steven Summer (Chairperson), John Flood and Christopher Rumana. The Board has determined that all members of the Compensation Committee are “independent” within the meaning of Rule 5605 of the NASDAQ Standards.

Nomination & Corporate Governance Committee (“NCG Committee”)

The NCG Committee, in accordance with its charter, is responsible in assisting the Board in the exercise of their responsibilities as it relates to nomination and corporate governance matters delegated to it by the Board. The NCG Committee is also responsible for annually overseeing the evaluation of the effectiveness of the Board and its Committees and making recommendations to the Board with respect to any changes which may be advisable to improve the functioning of the Board or any of its committees. The NCG Committee’s mandate provides for regularly scheduled meetings to review the corporate governance guidelines applicable to the Company. The Charter for the NCG Committee is available on our website at https://www.assureneuromonitoring.com/.

Currently, our NCG Committee consists of Christopher Rumana (Chairperson), Steven Summer, and John Flood. The Board has determined that all members of the NCG Committee are “independent” are “independent” within the meaning of Rule 5605 of the NASDAQ Standards.

Diversity

The Board values the benefits that diversity can bring and seeks to maintain a Board comprised of talented and dedicated directors with a diverse mix of experience, skills and backgrounds collectively reflecting the strategic needs of the business and the nature of the environment in which the Company operates. In identifying qualified candidates for nomination to the Board, the NCG Committee will consider prospective candidates based on merit, having regard to those competencies, expertise, skills, background and other qualities identified from time to time by the Board as being important in fostering a diverse and inclusive culture which solicits multiple perspectives and views and is free of conscious or unconscious bias and discrimination.

The Board does not adhere to any specific targets or quotas in determining Board membership but the Board is committed to increasing diversity on the Board and realizes the potential benefits from new perspectives that could be gained through increasing diversity within the Board’s ranks. The NCG Committee strives to see diversity, inclusion and equity in connection with its vision and mission for the Board and the Company.

Each of the categories listed in the below table has the meaning as it is used in Rule 5605(f) of the NASDAQ Standards.

Board Diversity Matrix (as of November 30, 2023)
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	-	4	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	4	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Demographic Background Undisclosed	-

Nomination Responsibilities and Duties

The Board believes that directors should ideally reflect a mix of experience and other qualifications important to the Board’s role in oversight of the Company. While there is no firm requirement of minimum qualifications or skills that candidates must possess we week directors with high integrity and experience relevant to our business and public company listings in order to maintain a board with a mix of skills and experience. The NCG Committee evaluates director candidates based on a number of qualifications, including their resume, independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy, risk management skills, and, for incumbent directors, his or her past performance. While neither the Board nor the NCG Committee has adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board, it is our goal to have a balanced Board, with members whose skills, background and experience are complimentary and, together, cover the variety of areas that impact our business.

The qualifications of each of the Company’s directors are set forth in their respective biographies in this Proxy Statement.

The NCG Committee does not have a policy pursuant to which it considers director candidates recommended by stockholders. It is the NCG Committee’s view that a formal policy is not necessary because stockholders can make recommendations to the NCG Committee by writing to: NCG Committee Chair c/o Corporate Secretary at Assure Holdings Corp., 7887 E. Belleview Ave., Suite 240, Denver, Colorado, USA 80111 and the Company’s bylaws contain provisions pursuant to which Company’s stockholders can nominate a person for election to the Board at stockholders meetings.

The Company’s bylaws permit certain stockholders to nominate persons for election to the Board. Pursuant to the bylaws, any person (a “Nominating Shareholder”) (i) who, at the close of business on the date of the giving of a notice for a nomination and on the record date for notice of the applicable meeting of stockholders, is entered in the securities register of the Company as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting and (ii) who complies with the notice procedures set forth below, may nominate persons for election to the Board. The Nominating Shareholder must give timely written notice, in proper form, to the Corporate Secretary of the Company at Assure Holdings Corp., 7887 E. Belleview Ave., Suite 240, Denver, Colorado, USA 80111 to make a nomination.

To be timely, a Nominating Shareholder’s notice to the corporate secretary of the Company must be made (i) in the case of an annual meeting of stockholders, not less than 30 days prior to the date of the annual meeting of stockholders; provided, however, that in the event that the annual meeting of stockholders is called for a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following the Notice Date; and (ii) in the case of a special meeting of stockholders (which is not also an annual meeting of stockholders) called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting of stockholders was made.

To be in proper written form, a Nominating Shareholder’s notice to the corporate secretary of the Company must set forth:

•	as to each person whom the Nominating Shareholder proposes to nominate for election as a director (A) the name, age, business address and residential address of the person, (B) the principal occupation(s) or employment(s) of the person, (C) the class or series and number of shares in the capital of the Company which are controlled or which are owned beneficially or of record by the person as of record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice, and (D) any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to applicable laws; and

•	as to the Nominating Shareholder giving the notice, any proxy, contract, arrangement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote any shares of the Company and any other information relating to such Nominating Shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws. The Company may require any proposed nominee to furnish such other information as may be required under applicable law or the rules of any stock exchange on which the Company’s securities are listed to determine the eligibility of such proposed nominee to serve as an independent director on the Board.

DIRECTOR COMPENSATION

The following table sets forth the compensation granted to our independent directors for the fiscal year ended December 31, 2022. On March 4, 2023, the Company completed a reverse stock split on a twenty (20) to one (1) share basis. All information regarding stock options and warrants have been updated to reflect the reverse stock split unless provided otherwise.

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
Martin Burian, (1)(2)	$52,000	40,000	Nil	Nil	Nil	Nil	$92,000
Lead Independent Director
Christopher Rumana, (1)(3)	$40,000	40,000	Nil	Nil	Nil	Nil	$80,000
Independent Director
Steven Summer, (1)(4)	$46,000	40,000	Nil	Nil	Nil	Nil	$86,000
Independent Director
John Flood, (1)(5)	$46,000	40,000	Nil	Nil	Nil	Nil	$86,000
Independent Director

(1)	All directors who are not employees of the Company are entitled to receive a quarterly retainer of $10,000 for their services as directors of the Company and a quarterly retainer of $1,500 for serving on a committee of the Company. The quarterly retainer is paid 50% in cash and 50% in stock.
(2)	As of December 31, 2022, Mr. Burian has options to purchase (a) 15,000 common shares of the Company at an exercise price of $180.00 which expire on October 1, 2023, pursuant to options awarded to Mr. Burian on October 1, 2018; (b) 1,500 common shares of the Company at an exercise price of $156.00 which expire on January 16, 2024, pursuant to options awarded to Mr. Burian on January 16, 2019 and (c) 500 common shares of the Company at an exercise price of $106.00 which expire on January 27, 2026, pursuant to options awarded to Mr. Burian on January 29, 2021. As of December 31, 2022, all of the 750 of the options granted on October 1, 2018 have vested, all of the 1,500 options granted on January 16, 2019 have vested, and 300 of the options granted on January 29, 2021 have vested with the balance of options vesting in increments of 133 on each February 1 and August 1, until such time that the options have fully vested February 1, 2024.
(3)	As of December 31, 2022, Dr. Rumana has options to purchase (a) 1,500 common shares of the Company at an exercise price of $156.00 which expire on January 16, 2024, pursuant to options awarded to Dr. Rumana on January 16, 2019 and (b) 1,000 common shares of the Company at an exercise price of $106.00 which expire on January 27, 2026, pursuant to options awarded to Dr. Rumana on January 29, 2021. As of December 31, 2022, all of the 1,500 options granted on January 16, 2019 had vested and 600 of the options granted on January 29, 2021 have vested with the balance of options vesting in increments of 133 on each February 1 and August 1, until such time that the options have fully vested February 1, 2024.
(4)	As of December 31, 2022, Mr. Summer has options to purchase (a) 1,500 common shares of the Company at an exercise price of Cdn$171.00 which expire on October 4, 2024, pursuant to options awarded to Mr. Summer on October 4, 2019 and (b) 1,000 common shares of the Company at an exercise price of $106.00 which expire on January 27, 2026, pursuant to options awarded to Mr. Summer on January 29, 2021. As of December 31, 2022, all of the 1,500 options granted on October 4, 2019 have vested and 600 of the options granted on January 29, 2021 have vested with the balance of options vesting in increments of 133 on each February 1 and August 1, until such time that the options have fully vested February 1, 2024.
(5)	As of December 31, 2022, Mr. Flood has options to purchase 1,500 common shares of the Company at an exercise price of $112.00 which expire on April 15, 2026, pursuant to options awarded to Mr. Flood on April 15, 2021. As of December 31, 2022, of 1,500 options granted on April 15, 2021, 900 have vested, with the balance of options vesting in increments of 200 options each April 15 and October 15, until such time that the options have fully vested on April 15, 2024.

OTHER GOVERNANCE MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires any person who is a director or executive officer of the Company or who beneficially holds more than 10% of any class of our securities which have been registered with the SEC, to file reports of initial ownership and changes in ownership with the SEC. These persons are also required under the regulations of the SEC to furnish us with copies of all Section 16(a) reports they file.

Delinquent Section 16(a) Reports

Based solely on our review of copies of such reports, we believe that our directors, executive officers, and holders of more than 10% of our registered securities timely complied with the requirements of Section 16(a) of the Exchange Act during fiscal year ended December 31, 2022, except for the Forms 4 filed on October 27, 2022 by John Farlinger, Christopher Rumana, Steven Summer, and Martin Burian for transactions dated October 21, 2022; and the Form 4 filed on December 28, 2022 by Preston Parsons for transaction dated December 20, 2022.

EXECUTIVE COMPENSATION

Oversight of Executive Compensation Program

The Compensation Committee of the Board oversees the Company’s executive compensation programs that are both motivational and competitive for executive officers and other members of senior management. Additionally, the Compensation Committee is charged with reviewing and approving all compensation decisions relating to the executive officers.

The Compensation Committee is composed entirely of independent, non-management members of the Board. At least once each year, and at such other times as is necessary, the Board reviews any and all relationships that each director has with the Company. The Board has determined that none of the Compensation Committee members has any material business relationship with the Company.

The responsibilities of the Compensation Committee, as stated in its charter, include the following:

•	to review and assess the adequacy of the Compensation Committee charter annually and submit any proposed changes to the Board for approval;
•	to produce an annual report on senior executive officer compensation for inclusion in the Company’s annual report or the proxy statement relating to its annual meeting of stockholders;
•	to review and make such recommendations to the Board as the Compensation Committee deems advisable with regard to all incentive-based compensation plans and equity-based plans;
•	to establish peer groups of comparable companies and targeting competitive positioning for the Company’s compensation programs; and
•	to consider the implications of the potential risks associated with the Company’s compensation policies and programs; and
•	to review and make recommendations to the Board with respect to the compensation of the senior executive officers.

Overview of Executive Compensation Program

The objectives of our executive compensation policy are to attract and retain individuals of high caliber to serve as officers, to motivate their performance in order to achieve our strategic objectives and to align the interests of executive officers with the long term interests of our stockholders. Short-term compensation, including base salaries and annual performance bonus, is used to attract and retain employees. Long-term compensation, including our Stock Option Plan and Equity Incentive Plan, is used to reward growth in asset value per share.

Our compensation policy is reviewed and examined annually by the Compensation Committee in accordance with its charter. The Compensation Committee considered the implications of the risks associated with our compensation policies and practices and did not identify any risks arising from our compensation policies and practices that are reasonably likely to have a material adverse effect on us.

We do not have any written policies which prohibit a named executive officer or director from purchasing financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the named executive officer or director.

For the purposes of this Annual Report, named executive officers or “NEOs” means each of the following individuals:

(a)	each individual who, in respect of the Company, during any part of the financial year ended December 31, 2022, served as chief executive officer, including an individual performing functions similar to a chief executive officer (“CEO”) of the Company;
(b)	the Company’s two most highly compensated executive officers who were serving as executive officers at the end of the last completed fiscal year;
(c)	up to two individuals who would be an NEO under paragraph (b) but for the fact that the individual was neither an executive officer of the Company, nor acting in a similar capacity, as of December 31, 2022.

During the financial year ended December 31, 2022, we had two NEOs: John Farlinger (CEO), and John Price (CFO). Mr. Farlinger was appointed the CEO on August 28, 2019. Prior to his appointment as CEO, Mr. Farlinger was appointed as Interim CEO on May 15, 2018. Mr. Price was appointed CFO on March 26, 2021.

Compensation Elements and Rationale

Executive officer (including the NEOs) compensation consists of essentially three components: (i) base salary; (ii) annual performance bonus; and (iii) the equity compensation under our Stock Option Plan as amended, Equity Incentive Plan as amended, 2021 Stock Incentive Plan, 2021 Employee Stock Purchase Plan, or written grant agreements. Each component of our executive officer compensation arrangements are briefly described below.

Base Salaries

Salaries for executive officers and other members of senior management are determined by evaluating the responsibilities of each executive’s position, as well as the experience and knowledge of the individual, with a view to market competitiveness. Assure benchmarks its executive salaries, by position and responsibility, against other comparable business enterprises. The base salaries for executive officers are reviewed in the fourth quarter of each financial year for the ensuing year by the NCG Committee. Annual salary adjustments take into account the market value of the executive’s role, the executive’s performance throughout the year and the economic factors that affect Assure’s industry and marketplace.

Retention of executive officers is a risk considered by the Compensation Committee in setting base salaries.

Annual Performance Bonus

Each executive is eligible to receive an annual bonus (the “Annual Bonus”) based upon achievement of milestones established by the Compensation Committee. The Annual Bonus is determined, at the discretion of the Compensation Committee at the beginning of each year and is paid during the first quarter of the subsequent year. If the executive voluntarily resigns from their employment with us or if their employment is terminated for cause prior to payment of the Annual Bonus, they shall not be entitled to receive payment of the Annual Bonus, or any portion thereof, whether prorated or otherwise.

Our Annual Bonus provides NEOs and key employees with the opportunity to earn annual incentive awards in respect of their leadership and contribution towards enhanced levels of operating performance. As such, the Annual Bonus is designed to increase alignment with Assure’s strategic and operational goals with awards earned based on the achievement of both financial and personal performance goals.

The “financial performance” of each executive (including NEOs) is measured and calculated on three pre-established annual financial performance measure (the “Financial Performance Measure”). The Financial Performance Measures are designed around key drivers of profitability and operational cash flow, namely: (i) revenue growth; (ii) EBITDA growth; and (iii) cash flow growth, increase in procedures and other identified metrics. For each Financial Performance Measure, there are three performance levels set: threshold, target and maximum.

The ‘personal performance’ of each executive is measured against the extent to which each executive achieves his or her personal strategic objective (“Personal Strategic Objective”). The Personal Strategic Objectives are set by the executives in conjunction with the CEO at the commencement of each fiscal year and are expressed with reference to specific, measurable targets and given a weighting for each.

Equity Compensation

Options and Awards are granted by the Board at the recommendation of the NCG Committee. In monitoring or adjusting the option allotments, the NCG Committee takes into account its own observations on individual performance (where possible) and its assessment of individual contribution to shareholder value, previous option grants and the objectives set for the NEOs. The scale of options is generally commensurate to the appropriate level of base compensation for each level of responsibility. The NCG Committee makes these determinations subject to and in accordance with the provisions of the Amended Stock Option Plan.

See “Equity Compensation Plans” for a description of our current equity compensation plans - the Amended 2020 Stock Option Plan, the 2020 Equity Incentive Plan, the 2021 Stock Incentive Plan and the 2021 Employee Stock Purchase Plan. On November 4, 2021, the Board approved and the Company adopted the 2021 Stock Incentive Plan and the 2021 Employee Stock Purchase Plan (the “2021 Plans”), and the Company’s stockholders subsequently approved the 2021 Plans at the Annual Meeting on December 9, 2021. The Amended 2020 Stock Option Plan and the 2020 Equity Incentive Plan have been remained in effect; however, Since November 9, 2021, the Company has been and intends to continue to grant its awards under the 2021 Stock Incentive Plan. In addition, executive officers have the right to participate in the 2021 Employee Stock Purchase Plan along with other employees of the Company.

Compensation Governance

The Compensation Committee exercises general responsibility regarding overall employee and executive officer compensation. It determines the total compensation of the Chief Executive Officer, Chief Financial Officer and other senior executives of the Company, all subject to Board approval. The Compensation Committee also meets with the Chief Executive Officer to review all other salaries and compensation items. These salaries and compensation items are ultimately approved by the Board annually in the overall general and administrative expense budget.

Options and Awards are also granted by the Board at the recommendation of the Compensation Committee. In monitoring or adjusting the option allotments, the Compensation Committee takes into account its own observations on individual performance (where possible) and its assessment of individual contribution to stockholder value, previous option grants and the objectives set for the NEOs. The scale of options is generally commensurate to the appropriate level of base compensation for each level of responsibility. The Compensation Committee makes these determinations subject to and in accordance with the provisions of the Amended 2020 Stock Option Plan.

Summary Compensation Table

The following table sets forth the compensation earned by the NEOs for the years ended December 31, 2022, 2021, and 2020 and are set out below and expressed in the currency of the United States unless otherwise noted.  On March 4, 2023, the Company effected a reverse stock split on a twenty (20) to one (1) share basis. All information regarding stock options and warrants have been updated to reflect the reverse stock split unless provided otherwise.

SUMMARY COMPENSATION TABLE

							Change in
							pension value
							and
							nonqualified
						Non-Equity	deferred
				Stock	Option	Incentive Plan	compensation	All Other
Name and		Salary	Bonus	Awards	Awards	Compensation	earnings	Compensation	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
John Farlinger, (1)	2022	420,131	218,000	70,153	Nil	Nil	Nil	32,694	740,978
Executive Chairperson and Chief	2021	401,610	323,380	144,918	330,382	Nil	Nil	61,889	1,262,179
Executive Officer	2020	306,583	200,000	315,600	Nil	Nil	Nil	48,484	870,667

John Price, (2)	2022	276,826	48,740	67,713	Nil	Nil	Nil	13,884	407,163
Chief Financial Officer	2021	244,800	97,920	61,900	67,113	Nil	Nil	17,400	489,133
	2020	20,000	Nil	Nil	Nil	Nil	Nil	Nil	20,000

(1)	Mr. Farlinger was appointed to Chief Executive Officer and Executive Chairperson on August 28, 2019. Prior to his appointment as Chief Executive Officer and Executive Chairperson, Mr. Farlinger was appointed as Interim Chief Executive Officer and Executive Chairperson on May 15, 2018. During the year ended December 31, 2022, Mr. Farlinger received a car allowance of $14,394 and a matched retirement investment contribution of $18,300 paid by Assure, which values have been included in the column “All Other Compensation”. Stock awards in 2021 consists of a grant of 810 common shares at $123.80 and 302 common shares at $80.00 per common share. On January 29, 2021, Mr. Farlinger was granted 4,500 stock options exercisable to acquire shares of common stock of Assure at $106.00 per share, vesting 20% on the grant date and one-sixth every six months until fully vested, and expiring on January 27, 2026.
(2)

Mr. Price joined the Company as the Vice President of Accounting and Finance during November 2020 and was appointed Chief Financial Officer on March 26, 2021. Mr. Price received a matched retirement investment contribution of $13,884 paid by Assure, which value has been included in the column “All Other Compensation”. Stock Awards in 2021 consist of a grant of 500 common shares at a price of $123.80 per common share.

Outstanding Equity Awards Table

The following table discloses the particulars of unexercised options, stock that has not vested and equity incentive plan awards for our NEOs for the last completed fiscal year ending December 31, 2022. On March 4, 2023, the Company effected a reverse stock split on a twenty (20) to one (1) share basis. All information regarding stock options and warrants have been updated to reflect the reverse stock split unless provided otherwise.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
								Equity	Equity
								Incentive	Incentive
								Plan	Plan
			Equity					Awards:	Awards:
			Incentive				Market	Number	Market
			Plan			Number	Value	of	or Payout
			Awards:			of	of	Unearned	Value of
			Number of			shares	shares	shares,	shares,
	Number of	Number of	Securities			or	or Units	Units or	Units or
	Securities	Securities	Underlying			Units of	of	Other	Other
	Underlying	Underlying	Unexercised	Option		Stock That	Stock That	Rights That	Rights That
	Unexercised	Unexercised	Unearned	Exercise	Option	Have Not	Have Not	Have Not	Have Not
Name and	Options (#)	Options (#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Principal Position	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
John Farlinger, (1)	3,020	Nil	Nil	$180.00	10/1/2023	3,000	$315,000	Nil	Nil
Executive Chairperson and Chief Executive Officer	1,170	Nil	Nil	$156.00	1/16/2024
	2,700	1,800	Nil	$106.00	2/1/2026

John Price, (2) Chief Financial Officer	1,833	667	Nil	$97.00	12/10/2025	Nil	Nil	Nil	Nil
	233	267	Nil	$153.00	10/1/2026

(1)	As of December 31, 2022, Mr. Farlinger has an aggregate of 8,690 options to purchase common stock of the Company. The options are exercisable to purchases: (a) 3,020 shares of the Company at an exercise price of $180.00 which expire on October 1, 2023, pursuant to options awarded to Mr. Farlinger on October 1, 2018; (b) 1,170 shares of the Company at an exercise price of $156.00 which expire on January 16, 2024 and (c) 4,500 shares of the Company at an exercise price of $106.00 which expire on February 1, 2026. On March 4, 2020, Preston Parsons entered into a Stock Grant Amendment and Transfer Agreement, under which he agreed to transfer and distribute 17,000 Performance shares to certain employees and senior management, including Mr. Farlinger (3,000 shares). On December 29, 2020, Assure issued 3,000 shares of common stock in settlement of the Performance shares to Mr. Farlinger, subject to forfeiture under the vesting terms of a restricted stock award agreement. The restricted shares vested under the terms of the restricted stock award agreement on September 29, 2021.
(2)	As of December 31, 2022, Mr. Price has an aggregate of 3,000 options to purchase common stock of the Company. The options are exercisable to purchase (a) 2,500 shares of the Company at an exercise price of $97.00 which expire on December 10, 2025, pursuant to options awarded to Mr. Price on December 10, 2021 and (b) 500 shares of the Company at an exercise price of $153.00 which expire on October 1, 2026 pursuant to options award to Mr. Price on October 1, 2021.

Option Exercise and Vested Stock

There were no option exercises or stock that vested on an aggregated basis for our NEOs during the year ended December 31, 2022.

Pension Plans, Defined Benefit Plans, Deferred Compensation Plans

The Company has not established a pension plan, defined benefits plan, or deferred compensation plan.

Potential Payments Upon Termination or Change-In-Control

The Company does not currently have any employment agreements which include material payments related to termination or change-in-control.

Agreements with Named Executive Officers

The Company has entered into employment agreements with certain NEOs. The agreements establish the terms and conditions that will apply during their employment with the Company as well as the terms and conditions that will apply upon their termination of employment.

John Farlinger, Executive Chairperson, Chief Executive Officer

 The Company entered into an employment agreement with John Farlinger effective June 1, 2018. Mr. Farlinger is employed as Chief Executive Officer of the Company and provides corporate management, financial strategy, capital market advisory, business expansion, compliance and advisory, corporate communications and general operational services to the Company that are relevant to his position. As compensation, Mr. Farlinger received an annual salary of $420,131 during the financial year ended December 31, 2022. The Company reimburses Mr. Farlinger for reasonable and customary “out of pocket” expenses. Mr. Farlinger is entitled to insurance benefits, sick leave, five weeks of vacation time, a car allowance, a 401k matching plan of up to 6%, performance-based bonuses allocated at the discretion of the Board, a phone allowance and stock options pursuant to the Stock Option Plan. The agreement contains customary confidentiality arrangements for an executive in the healthcare industry and provides that for one year following the termination of Mr. Farlinger’ s employment with the Company, he will not directly or indirectly engage in any business competitive with the Company. Upon termination of his employment at any time and for any reason, Mr. Farlinger is entitled to payment of 18 months’ salary as a severance payment.

John Price, Chief Financial Officer (effective March 26, 2021)

The Company is currently in the process of negotiating an employment agreement with John Price to serve as its Chief Financial Officer. Per the terms of Mr. Price’s offer letter as the Vice President of Finance, as compensation, Mr. Price receives an annual salary of $270,000. In addition, the Company reimburses Mr. Price for reasonable and customary “out-of-pocket” expenses. Mr. Price is entitled to insurance benefits, sick leave, four weeks of vacation time, a 401k matching plan of up to 6%, performance-based bonuses allocated at the discretion of the Board, and stock options pursuant to the Stock Option Plan.

Pay Versus Performance Tables

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” (as defined by SEC rules) and certain financial performance metrics of the Corporation for the last two fiscal years. In determining the “compensation actually paid” to our named executive officers, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table (“SCT”) in previous years, as the SEC’s valuation methods for this section differ from those required in the SCT. The table below summarizes compensation values both as previously reported in our SCT, as well as the adjusted values required in this section for the 2021 and 2022 calendar years. The Compensation Committee did not consider the pay versus performance disclosure when making its incentive compensation decisions.

The following table sets forth information concerning the compensation of our principal executive officer, or “PEO,” and, on an average basis, the compensation of our other named executive officers, or “NEOs,” for each of the years ending December 31, 2022 and 2021, as such compensation relates to our financial performance for each such year. The PEO for each of the years presented within the following tables was John Farlinger, Chief Executive Officer and Director. The NEO for 2022 was John Price and the NEOs for 2021 were John Price and Preston Parsons.

Year	SCT Total for PEO	Compensation Actually Paid to PEO (1)	Average SCT Total for Non- PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs (2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (3)	Net Loss (Dollars in thousands)
2022	$740,978	121,071	$407,163	48,182	$25.22	$(30,112)
2021	$1,262,179	825,316	$591,618	628,903	$523.8	$(2,756)

(1)	The dollar amounts reported for the PEO under “Compensation Actually Paid” represent the amount of “Compensation Actually Paid” to the PEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to the PEO’s total compensation for each year to determine the compensation actually paid:

Reconciliation of PEO SCT Total and Compensation Actually Paid	2022	2021
Total Compensation as reported in SCT	$740,978	$1,262,179
Fair value of equity awards granted during year as reported in SCT	70,153	(475,300)
Fair value of equity compensation granted in current year-value at end of year-end	-	454,927
Change in fair value for end of prior year to vesting date for awards made in prior years that vested during current year	(549,754)	(104,711)
Change in fair value from end of prior year to end of current year for awards made in prior years that were unvested at end of current year	-	-
Fair value of awards forfeited in current year determined at end of prior year	-	-
Compensation Actually Paid	121,071	825,316

(2)	The dollar amounts reported for the NEOs under “Compensation Actually Paid” represent the average amount of “Compensation Actually Paid” to the NEOs, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to the NEOs’ average total compensation for each year to determine the compensation actually paid:

Reconciliation of NEO Average SCT Total and Average Compensation Actually Paid	2022	2021
Average Total Compensation as reported in SCT	$407,163	$489,133
Fair value of equity awards granted during year as reported in SCT	(67,713)	(129,013)
Fair value of equity compensation granted in current year-value at end of year-end	-	51,041
Change in fair value for end of prior year to vesting date for awards made in prior years that vested during current year	(291,268)	217,742
Change in fair value from end of prior year to end of current year for awards made in prior years that were unvested at end of current year	-	-
Fair value of awards forfeited in current year determined at end of prior year	-	-
Average Compensation Actually Paid	48,182	628,903

(3)	For purposes of calculating the cumulative total Shareholder return, the measurement period is the market close on the last trading day of 2020, through and including the end of the year for which cumulative total Shareholder return is being calculated.

Analysis of the Information Presented in the Pay Versus Performance Tables

Because we are an early stage “emerging growth” company, we have not historically focused on net income (loss) as a performance measure for our executive compensation programs. In 2021 and 2022, our net loss increased from approximately $2.8 million in 2021 to approximately $30.1 million in 2022 and during the same period the compensation actually paid for our PEO decreased from $825,616 in 2021 to $121,071 in 2022 and average compensation actually paid for our other NEOs decreased from $628,903 in 2021 to $48,182 in 2022.

The following graph shows the compensation actually paid to Mr. Farlinger and the average amount of compensation actually paid to our NEOs as a group (excluding Mr. Farlinger) during the periods presented and total Shareholder return over those periods. Total Shareholder return was negative during 2021 and 2022. Mr. Farlinger’s compensation actually paid showed a decreas] year over year and the average amount of compensation actually paid to our NEOs as a group (excluding Mr. Farlinger) remained approximately flat.

We utilize performance measures to align executive compensation with performance, but those tend not to be financial performance measures, such as total Shareholder return. For example, as described in more detail above in the section “Executive Compensation – Compensation Discussion and Analysis,” our named executive officers are eligible to receive short term bonuses which are designed to provide appropriate incentives to our executives to achieve defined annual individual and corporate goals. Additionally, we believe  stock options, which are an integral part of our executive compensation program, are closely related to the Corporation’s performance, although not directly tied to total Shareholder return, because their value is directly correlated to the market price of our Common Shares and requires that the executive officer continues in our employment over the vesting period. As such, these stock option awards a strongly align our executive officers’ interests with those of our Shareholders by providing a continuing financial incentive to maximize long-term value for our Shareholders and by encouraging our executive officers to continue in our employment for the long-term.

[NTD: Insert Graph]

EQUITY COMPENSATION PLANS

Equity Compensation Plan Information

The following table sets out those securities of the Company which have been authorized for issuance under our equity compensation plan, as of December 31, 2022. On March 4, 2023, the Company effected a reverse stock split on a twenty (20) to one (1) share basis. All information regarding stock options and warrants have been updated to reflect the reverse stock split unless provided otherwise.

	Number of securities to be		Number of securities remaining
	issued upon exercise of	Weighted-average	available for future issuance
	outstanding options and	exercise price of	under equity compensation plans
	rights	outstanding options and	(excluding securities reflected in
Plan category	(a)	rights (b)	column (a)) (c)
Equity compensation plans approved by security holders	49,640	$117.80	93,500
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	49,640	$117.80	93,500

Equity Compensation Plan Descriptions

The Company currently has adopted and approved the 2021 Stock Incentive Plan and the 2021 Employee Stock Purchase Plan, the Amended 2020 Stock Option Plan and the 2020 Equity Incentive Plan. The intent of the Company and the Board is that while the Amended 2020 Stock Option Plan and the 2020 Equity Incentive Plan will continue in existence in relation to the options and awards previously granted thereunder, the Board will not grant future options or awards thereunder. Instead, moving forward, only the 2021 Stock Incentive Plan will be used for the grant of options and awards to eligible participants thereunder.

The following is a description of the plans.

Amended 2020 Stock Option Plan

The material features of the Amended 2020 Stock Option Plan are summarized below.

1.	Purpose of the Amended 2020 Stock Option Plan. The purpose of the Amended 2020 Stock Option Plan is to encourage share ownership by directors, senior officers and employees, together with consultants, who are primarily responsible for the management and growth of the Company. The number of shares, the exercise price per Common Share, the vesting period and any other terms and conditions of options granted pursuant to the Amended 2020 Stock Option Plan, from time to time, are determined and approved by the Board at the time of the grant, subject to the defined parameters of the Amended 2020 Stock Option Plan.

2.	Maximum Plan Shares. The maximum aggregate number of shares that may be reserved for issuance pursuant to the exercise of options granted under the Amended 2020 Stock Option Plan shall not exceed ten percent (10%) of the issued and outstanding shares of the Company at the time of the grant. Notwithstanding the foregoing, the maximum aggregate number of shares which may be reserved for issuance as “Incentive Stock Options” (as defined in the Amended 2020 Stock Option Plan) granted under the Amended 2020 Stock Option Plan and all other plans of the Company and of any parent or subsidiary of the Company shall not exceed 3,497,123 shares.

3.	Grant of Options. The Amended SOP is administered by the Board (or any committee to which the Board has delegated authority) and provides for grants of options to eligible participants in the discretion of the Board. The term and vesting provisions of any options will be fixed by the Board at the time of grant, subject to the terms of the Amended 2020 Stock Option Plan.

4.	Eligibility and Limitations. The following restrictions on issuances of options are applicable under the Amended 2020 Stock Option Plan: (a) no eligible participant will be granted options to acquire more than five percent (5%) of the issued and outstanding common shares of the Company in any twelve (12) month period, unless the Company has obtained disinterested shareholder approval; and (b) in any twelve (12) month period, options granted to all eligible participants conducting investor relations activities may not exceed two percent (2%) of the issued and outstanding common shares, calculated at the date such options are granted.

5.	Maximum Percentage to Insiders. The Company may not reserve for issuance such number of common shares pursuant to options granted to insiders at any point in time that exceeds ten percent (10%) of the issued and outstanding common shares of the Company nor can the Company grant to insiders, within a twelve (12) month period, an aggregate number of options, which exceeds ten percent (10%) of the issued and outstanding common shares of the Company as at the time of grant.

6.	Exercise Price. he exercise price of an option will be set by the Board at the time such option is granted under the Amended 2020 Stock Option Plan, and cannot be less than the Fair Market Value (defined in the Amended 2020 Stock Option Plan as a price that is determined by the Board, and no less than 110% of Fair Market Value of a share on the grant date with respect to incentive stock options granted to a shareholder holding more than 10% of the shares.

7.	Vesting of Options. Vesting of options shall be at the discretion of the Board and, in the absence of a vesting schedule being specified at the time of grant, options shall vest immediately. Where applicable, vesting of options will generally be subject to the participant remaining employed by or continuing to provide services to the Company or any of its affiliates as well as, at the discretion of the Board, achieving certain milestones which may be defined by the Board from time to time. Options granted to eligible participants conducting investor relations activities shall vest in stages over a period that is not less than twelve (12) months, and with no more than 25% of the total options granted vesting in any applicable three (3) month period.

8.	Term and Expiry. The exercise period of each option cannot exceed ten (10) years. Upon termination of employment of the eligible participant all rights to purchase shares of the Company pursuant to the options granted under the Amended 2020 Stock Option Plan shall expire and terminate immediately except as follows: (a) expiry and termination of the granted options has been otherwise determined in the discretion of the Board or by the participant’s option granting agreement; (b) upon the death, disability or leave of absence of a participant, any vested options held by such participant will be exercisable by the participant’s lawful personal representatives, heirs or executors until the earlier of ninety (90) days after the date of death and the date of expiration of the term otherwise applicable to such options; (c) an option granted to any participant will expire thirty (30) days (or such other time, as shall be determined by the Board) after the termination of the participant’s continuous service; and (d) if a participant is dismissed for cause, such participant’s options, whether or not vested at the date of dismissal, will immediately terminate without the right to exercise such options.

9.	Disinterested Shareholder Approval. The Company will be required to obtain disinterested shareholder approval prior to any of the following actions – whether by reason of an amendment to the Amended Option Plan or otherwise – becoming effective: (a) the Amended Option Plan, together with all of the Company’s other previous compensation arrangements, could result at any time in: (i) the aggregate number of Common Shares reserved for issuance under options granted to insiders of the Company exceeding ten percent (10%) of the issued and outstanding Common Shares; (ii) the number of Common Shares issued to insiders upon exercise of options within a one (1) year period exceeding ten percent (10%) of the issued and outstanding Common Shares; or (iii) the issuance to any one Service Provider, within a twelve (12) month period, of a number of Common Shares exceeding 5% of the issued and outstanding Common Shares; or (b) any reduction in the exercise price of an option previously granted to an insider.

10.	Adjustments. The Amended 2020 Stock Option Plan also provides for adjustments to outstanding options in the event of certain corporate events, including but not limited to, any consolidation, subdivision, conversion or exchange of the Company’s shares.

11.	Amendments. The Amended 2020 Stock Option Plan provides that it may be amended by the Board or the Compensation Committee without stockholder approval, (i) correct typographical errors; (ii) clarify existing provisions of the 2020 Stock Option Plan, which clarifications do not have the effect of altering the scope, nature or intent of such provisions; and (iii) maintain compliance with any applicable laws. No such amendment, suspension or termination shall adversely affect rights under any options previously granted without the consent of the optionees to whom such options were granted.

12.	Governing Law. The Amended 2020 Stock Option Plan is governed and construed in accordance with the laws of the State of Colorado and the federal laws of the United States applicable therein.

2020 Equity Incentive Plan

The material features of the 2020 Equity Incentive Plan are summarized below.

1.	Purpose of the Equity Incentive Plan. The purpose of the 2020 Equity Incentive Plan is to (a) enable the Company to attract and retain the types of employees, consultants and directors (collectively, the “EIP Recipients” and each, an “EIP Recipient”) who will contribute to the Company’s long term success; (b) provide incentives that align the interests of EIP Recipients with those of the security holders of the Company; and (c) promote the success of the Company's business.

2.	Available Awards. Awards that may be granted under the Equity Incentive Plan include: (a) stock options, (b) restricted awards, (c) performance share units, and other equity-based awards (collectively, “EIP Awards”).

3.	Maximum Plan Shares. The maximum aggregate number of shares available for issuance pursuant to the exercise of the EIP Awards granted under the 2020 Equity Incentive Plan is 3,497,123 shares. The maximum aggregate number of shares which may be reserved for issuance as “Incentive Stock Options” (as defined under the 2020 Equity Incentive Plan) granted under the 2020 Equity Incentive Plan and all other plans of the Company and of any parent or subsidiary of the Company shall not exceed 3,497,123 shares.

4.	Grant of EIP Awards. The 2020 Equity Incentive Plan is administered by the Board (or any committee to which the Board has delegated authority) and provides for grants of EIP Awards to EIP Recipients in the discretion of the Board. The term and vesting provisions of any options or EIP Awards will be fixed by the Board at the time of grant, subject to the terms of the 2020 Equity Incentive Plan.

5.	Limitations on Issue. The following restrictions on issuances of EIP Awards are applicable under the 2020 Equity Incentive Plan: (a) no eligible award recipient will be granted EIP Awards to acquire more than five percent (5%) of the issued and outstanding shares of the Company in any twelve (12) month period, unless the Company has obtained disinterested shareholder approval; (b) no consultant or EIP Recipient conducting investor relations activities (may be granted options to acquire more than two percent (2%) of the issued and outstanding common stock in any twelve (12) month period; and (c) the Company and the EIP Recipient granted the EIP Award are responsible for ensuring and confirming the EIP Recipient is a bona fide employee, consultant or management company employee.

6.	Maximum Percentage to Insiders. The Company may not reserve for issuance such number of shares pursuant to EIP Awards granted to insiders at any point in time that exceeds ten percent (10%) of the issued and outstanding shares of the Company nor can the Company grant to insiders, within a twelve (12) month period, an aggregate number of EIP Awards, which exceeds ten percent (10%) of the issued and outstanding shares of the Company as at the time of grant, unless prior to such grant the Company has obtained disinterested shareholder approval.

7.	Exercise Price. The exercise price of an option will be set by the Board at the time such option is granted under the 2020 Equity Incentive Plan, and cannot be less than the Fair Market Value (defined in the 2020 Equity Incentive Plan as a price that is determined by the Board, and no less than 110% of Fair Market Value of a share on the grant date with respect to incentive stock options granted to a shareholder holding more than 10% of the shares.

8.	Vesting of Options. Vesting of options shall be at the discretion of the Board and, in the absence of a vesting schedule being specified at the time of grant, options shall vest immediately. Where applicable, vesting of options will generally be subject to the participant remaining employed by or continuing to provide services to the Company or any of its affiliates as well as, at the discretion of the Board, achieving certain milestones which may be defined by the Board from time to time. Options granted to eligible participants conducting investor relations activities shall vest in stages over a period that is not less than twelve (12) months, and with no more than 25% of the total options granted vesting in any applicable three (3) month period.

9.	Term and Expiry of Options. The exercise period of each option cannot exceed ten (10) years. Upon termination of an EIP Recipient’s continuous service all rights to purchase shares of the Company pursuant to the options granted under the 2020 Equity Incentive Plan shall expire and terminate immediately except as follows: (a) expiry and termination of the granted options has been otherwise determined in the discretion of the Board or by the EIP Recipient’s option granting agreement; (b) upon the death, disability or leave of absence of an EIP Recipient any vested options held by such EIP Recipient will be exercisable by the EIP Recipient’s lawful personal representatives, heirs or executors until the earlier of ninety (90) days after the date of death and the date of expiration of the term otherwise applicable to such options; (c) an option granted to any EIP Recipient will expire thirty (30) days (or such other time, as shall be determined by the Board) after the termination of the EIP Recipient’s continuous service; and (d) if an EIP Recipient is dismissed for cause, such EIP Recipient’s options, whether or not vested at the date of dismissal, will immediately terminate without the right to exercise such options.

10.	Restricted Awards. The Board may, from time to time, grant restricted share units (“RSU”) to EIP Recipients, which require no share issuance by the Company at the time of such grant, carry no voting rights, and neither preclude nor entitle further RSU issuance to the EIP Recipient. At the discretion of the Board, each RSU may be credited with cash and stock dividends paid by the Company in respect of one share, which shall be evidenced in the EIP Recipient’s share unit account, and distributed, upon settlement of such RSU after the date on which they vest, in cash or at the discretion of the Board, in shares for the fair market value equivalent of such cash distribution, such shares to be either issued from treasury, purchased in the open market, or any combination thereof. The RSUs shall be subject to forfeiture until vested, such vesting schedule to be determined for each grant of RSUs in the discretion of the Board, which may provide for acceleration of vesting upon the occurrence of specified events.

11.	Performance Share Units. The Board may, from time to time, grant performance share units (“PSU”) to EIP Recipients, which require no share issuance by the Company at the time of such grant, carry no voting rights, and neither preclude nor entitle further PSU issuance to the EIP Recipient. The Board in its discretion shall determine: (i) the number of shares subject to a PSU granted to any EIP Recipients; (ii) the specified performance goals and other conditions as well as the time period to achieve such goals in order to earn to a PSU; and (iii) the other terms, conditions and restrictions of the PSU.

12.	Other Equity-Based and Cash Awards. The Board may grant other equity-based awards, either alone or in tandem with other awards under the EIP, in such amounts and subject to such conditions as the Board shall determine in its sole discretion. Each such award shall be evidenced by an award agreement. The Board may grant cash awards to participants, such awards to be evidenced in such form as the Board may determine.

13.	Disinterested Shareholder Approval. Unless disinterested shareholder approval is obtained, under no circumstances shall the 2020 Equity Incentive Plan, together with all of the Company's other previously established or proposed stock option plans, employee stock purchase plans or any other compensation or incentive mechanisms involving the issuance or potential issuance of shares (including the Amended 2020 Option Plan), result in or allow at any time: (a) the number of shares reserved for issuance pursuant to EIP Awards granted to insiders (as a group) at any point in time exceeding 10% of the issued and outstanding shares; (b) the grant to insiders (as a group), within any 12 month period, of an aggregate number of EIP Awards exceeding 10% of the issued and outstanding shares at the time of the grant of the EIP Awards; (c) the issuance to any one EIP Recipient, within any 12 month period, of an aggregate number of EIP Awards exceeding 5% of the issued and outstanding shares at the time of the grant of the EIP Awards; (d) any individual EIP Award grant that would result in any EIP Recipient being granted EIP Awards to acquire or receive more than five percent (5%) of the issued and outstanding shares of the Company in any twelve (12) month period; or (e) any amendment to options held by insiders that would have the effect of decreasing the exercise price of such options.

14.	Adjustments. The 2020 Equity Incentive Plan also provides for adjustments to outstanding Awards in the event of certain corporate events, including but not limited to, any consolidation, subdivision, conversion or exchange of the Company’s shares.

15.	Amendments. The 2020 Equity Incentive Plan provides that the Board or the Compensation Committee without stockholder approval may make the following amendments: (i) amendments of a “housekeeping” or administrative nature, including any amendment for the purpose of curing any ambiguity, error or omission in the 2020 Equity Incentive Plan, or to correct or supplement any provision of the 2020 Equity Incentive Plan that is inconsistent with any other provision of the 2020 Equity Incentive Plan; (ii) amendments necessary to comply with the provisions of applicable law; (iii) amendments necessary for EIP Awards to qualify for favorable treatment under applicable tax laws; (iv) amendments to the vesting provisions of the 2020 Equity Incentive Plan or any EIP Award; (v) amendments to the termination or early termination provisions of the 2020 Equity Incentive Plan or any EIP Award, whether or not such EIP Award is held by an insider, provided such amendment does not entail an extension beyond the original expiry date of the EIP Award; and (vi) amendments necessary to suspend or terminate the 2020 Equity Incentive Plan.

16.	Governing Law. The 2020 Equity Incentive Plan is governed and construed in accordance with the laws of the State of Colorado and the Federal laws of the United States applicable therein.

2021 Stock Incentive Plan

The material features of the 2021 Stock Incentive Plan are summarized below.

1.	Purpose of the 2021 Stock Incentive Plan. The purpose of the 2021 Stock Incentive Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, senior officers, consultants, advisors and non-employee Directors (collectively, the “Eligible Award Recipients” and each, an “Eligible Award Recipient”) capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

2.	Available Awards. Awards that may be granted under the 2021 Stock Incentive Plan include: (a) incentive stock options, (b) non-qualified stock options, (c) stock appreciation right, (d) restricted stock and restricted stock units, and (e) performance share units (collectively, the “Awards”).

3.	Maximum Plan Shares. The maximum aggregate number of shares available for issuance pursuant to the exercise or vesting of the Awards granted under the 2021 Stock Incentive Plan is 2,000,000 shares. If any shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company, or if an Award otherwise terminates or is cancelled without delivery of any shares, then the number of shares counted against the aggregate number of shares available under the 2021 Stock Incentive Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the 2021 Stock Incentive Plan. In addition, any shares subject to any outstanding award under any prior stock plan (Amended 2020 Stock Option Plan or 2020 Equity Incentive Plan) that, on and after the date shareholders approve the 2021 Stock Incentive Plan, are not purchased or are forfeited, paid in cash or reacquired by the Company, or otherwise not delivered to the participant of such prior plans due to termination or cancellation of such award shall again be available for granting Awards under the 2021 Stock Incentive Plan. Awards that do not entitle the holder thereof to receive or purchase shares shall not be counted against the number of shares available for Awards under the 2021 Equity Incentive Plan.

4.	Limitations on Issue. Notwithstanding any provision to the contrary in the 2021 Incentive Stock Plan, the sum of the grant date fair value of equity-based Awards (such value computed as of the date of grant in accordance with applicable financial accounting rules) and the amount of any cash-based compensation granted to a non-employee director during any calendar year shall not exceed $500,000. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.

5.	Eligibility. Any Eligible Award Recipient shall be eligible to be designated as a participant under the 2021 Stock Incentive Plan. In determining which Eligible Award Recipients shall receive an Award and the terms of any Award, the Compensation Committee may take into account the nature of the services rendered by the respective Eligible Award Recipient, their present, and potential contributions to the success of the Company or such other factors as the Compensation Committee. An incentive stock option may only be granted to full time or part time employees. Such incentive stock option shall not be granted to an employee of an affiliate of the Company, unless such affiliate is also a “subsidiary corporation” of the Company.

6.	Composition of Eligible Award Recipients. The Company currently has approximately 125 employees, 2 senior officers, and 4 non-employee Directors who are eligible for the 2021 Stock Incentive Plan.

7.	Grant of Options. The 2021 Stock Incentive Plan is administered by the Compensation Committee and provides for grants of options to Eligible Award Recipients at the discretion of the Compensation Committee. The term and vesting provisions of any options will be fixed by the Compensation Committee at the time of grant, subject to the terms of the 2021 Stock Incentive Plan.

8.	Exercise Price. The exercise price of an option will be set by the Compensation Committee at the time such option is granted under the 2021 Stock Incentive Plan, and cannot be less than the 100% of the Fair Market Value (defined in the 2021 Stock Incentive Plan as a price that is determined by the Committee, provided that if the Shares are traded on a securities exchange, the Fair Market Value of a share as of a given date shall be the closing price of one share as reported on the securities exchange where the shares are then listed on such date or, if the applicable securities exchange is not open for trading on such date, on the most recent preceding date when such exchange is open for trading; the Compensation Committee may designate a purchase price below Fair Market Value on the date of grant if the option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or a subsidiary) of a share on the grant date, and no less than 110% of the Fair Market Value of a share on the grant date with respect to incentive stock options granted to a shareholder holding more than 10% of the shares.

9.	Term and Expiry of Options. The exercise period of each option cannot exceed ten (10) years. If an Eligible Award Recipient’s service with the Company and all Affiliates terminates for any reason during the term, then the Eligible Award Recipient’s Option shall expire on the earliest of the following dates: (a) the Option’s term expiry date fixed by the Committee at the date of grant; (b) the date an Eligible Award Recipient’s service is terminated for cause; or (c) the date twelve months after the termination of the Eligible Award Participant’s service for any reason other than cause, or such earlier date or dates as the Compensation Committee may determine and specify in the applicable award agreement at the date of grant.

10.	Time and Method of Exercise. The Compensation Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms including, but not limited to, cash, bank draft or certified cheque at the time of such exercise, in an amount equal to the applicable exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made. Notwithstanding the foregoing, the Committee may not accept a promissory note as consideration.

11.	Net Exercises. The terms of any Option may be written to permit the Option to be exercised by delivering to the Eligible Award Recipient a number of shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if any, of the Fair Market Value of the shares underlying the Option being exercised, on the date of exercise, over the exercise price of the Option for such shares.

12.	Death of Eligible Award Participant. If an optionee who has been granted Options ceases to be employed by the Company because of the death of such optionee, such Option will cease to be qualified as an Option as of the date that is one year after the date of death (or upon the expiration of the term of such Option, if earlier).

13.	Incentive Stock Options. The following provisions apply to incentive stock options under the 2021 Stock Incentive Plan (“Incentive Stock Options”):

o	To the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares with respect to which Incentive Stock Options are exercisable for the first time by any Eligible Award Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the United States Internal Revenue Code (the “Code”)) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Non-Qualified Stock Options, notwithstanding any contrary provision of the applicable Award Agreement(s).
o	All Incentive Stock Options must be granted within ten years from the earlier of the date on which the 2021 Stock Incentive Plan was adopted by the Board or the date the Stock Incentive Plan was approved by the Shareholders of the Company.
o	Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Eligible Award Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.
o	The purchase price per share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Eligible Award Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its affiliates, the purchase price per share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a share on the date of grant of the Incentive Stock Option.
o	Any Incentive Stock Option authorized under the 2021 Stock Incentive Plan shall contain such other provisions as the Compensation Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

14.	Stock Appreciation Rights. A stock appreciation right may be granted and confer on the holder a right to receive upon exercise a cash amount equal to excess of (i) the Fair Market Value of one share on the date of exercise, or a value determined by the Compensation Committee, over (ii) the grant price of the stock appreciation right as specified by the Compensation Committee, which price shall not be less than 100% of the Fair Market Value of one share on the date of grant of such stock appreciation right; provided that the Compensation Committee may designate a grant price below Fair Market Value on the date of grant if the stock appreciation right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an affiliate of the Company. Subject to the terms of the 2021 Stock Incentive Plan and any applicable Award agreement, the grant price, term, dates of exercise and any other terms and conditions of any stock appreciation right shall be as determined by the Compensation Committee (except that the term of each stock appreciation right shall be subject to the limitations on term applicable to Options and grant limitations applicable to Awards generally). However, stock appreciation rights may not contain features providing for dividend equivalent rights other than equitable adjustments. The Compensation Committee may impose such conditions or restrictions on the exercise of any stock appreciation right as it may deem appropriate.

15.	Restricted Stock and Restricted Stock Units. The Compensation Committee may, from time to time, grant restricted stock or restricted stock units, which include performance share units and deferred share units, to Eligible Award Recipients.

o	Restrictions. Shares of restricted stock and restricted stock units shall be subject to such restrictions as the Compensation Committee may impose (including, without limitation, any limitation on the right to vote a share of restricted stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Compensation Committee may deem appropriate. Vesting of such Awards may, at the Compensation Committee’s discretion, be conditioned upon the Eligible Award Recipient’s completion of a specified period of service with the Company or an Affiliate, or upon the achievement of one or more performance goals established by the Compensation Committee, or upon any combination of service based and performance-based conditions. Notwithstanding the foregoing, rights to dividend equivalent payments shall be subject to limitations. Restricted stock units may be settled upon vesting or on a deferred basis, in each case in accordance with rules and procedures established by the Compensation Committee and specified in an Award agreement.

o	Issuance and Delivery of Shares. Any restricted stock granted under the 2021 Stock Incentive Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Compensation Committee may deem appropriate, including book entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the 2021 Stock Incentive Plan. Such certificate or certificates shall be registered in the name of the Eligible Award Recipient and shall bear an appropriate legend referring to the restrictions applicable to such restricted stock. Shares representing restricted stock that are no longer subject to restrictions shall be delivered (including by updating the book entry registration) to the Eligible Award Recipient promptly after the applicable restrictions lapse or are waived. In the case of restricted stock units, no shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of all restrictions and the restricted (or deferred) period relating to restricted stock units evidencing the right to receive shares, such shares (or a cash payment equal to the Fair Market Value of the shares) shall be issued and delivered to the holder of the restricted stock units.

16.	Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Compensation Committee or required by applicable law.

17.	Limits on Transfer of Awards. No Award (other than fully vested and unrestricted shares issued pursuant to any Award) and no right under any such Award shall be transferable by an Eligible Award Recipient other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any affiliate. The Compensation Committee shall have the discretion to permit the transfer of Awards; provided, however, that such transfers shall be in accordance with the rules of Form S-8 and provided, further, that such transfers shall not be made for consideration to the Eligible Award Recipient. The Committee may also establish procedures as it deems appropriate for an Eligible Award Recipient to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Eligible Award Recipient and receive any property distributable with respect to any Award in the event of the Eligible Award Recipient’s death.

18.	Restrictions; Securities Exchange Listing. All shares or other securities delivered under the 2021 Stock Incentive Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the 2021 Stock Incentive Plan, applicable federal or state securities laws and regulatory requirements, including the policies of any applicable exchange, and the Compensation Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions.

19.	Prohibition on Option and Stock Appreciation Right Repricing. The Compensation Committee may not, without prior approval of the Company’s shareholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units or other Awards in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the shares covered by such Award is less than the exercise price of the Award.

20.	Adjustments. The 2021 Stock Incentive Plan also provides for adjustments to outstanding Awards in the event of certain corporate events, including but not limited to, any consolidation, subdivision, conversion or exchange of the Company’s shares.

21.	Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate the 2021 Stock Incentive Plan, and the Compensation Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may, except as expressly provided in the 2021 Stock Incentive Plan, or with the written consent of the Eligible Award Recipient or holder thereof, adversely alter or impair the terms or conditions of the Award previously granted to an Eligible Award Recipient under the 2021 Stock Incentive Plan. Any amendment to this 2021 Stock Incentive Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. The 2021 Stock Incentive Plan provides for certain amendments that the Board and Compensation Committee can make without seeking stockholder approval including amendments to: (i) amend the eligibility for, and limitations or conditions imposed upon, participation in the 2021 Stock Incentive Plan; (ii) amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively; (iii) add or amend any terms relating to the provision of financial assistance to participants or resulting in participants receiving securities of the Company while no cash consideration is received by the Company; (iv) make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to maximize any available tax deduction or to avoid any adverse tax results, and no action taken to comply with such laws, rules, regulations and policies shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof); or (v) amend any terms relating to the administration of the 2021 Stock Incentive Plan, including the terms of any administrative guidelines or other rules related to the 2021 Stock Incentive Plan.

22.	Governing Law. The internal law, and not the law of conflicts, of the State of Nevada shall govern all questions concerning the validity, construction and effect of the 2021 Stock Incentive Plan or any Award, and any rules and regulations relating to the 2021 Stock Incentive Plan or any Award.

23.	Term of the Plan. No Award shall be granted under the 2021 Stock Incentive Plan and the 2021 Stock Incentive Plan will terminate on the date that is ten (10) years after the effective date of the 2021 Stock Incentive Plan.

2021 Employee Stock Purchase Plan

The material features of the 2021 Employee Stock Purchase Plan are summarized below.

1.	Purpose of the 2021 Employee Stock Purchase Plan. The 2021 Employee Stock Purchase Plan was adopted to provide employees of the Company and certain subsidiaries with an opportunity to purchase the Company’s shares through accumulated payroll deductions (collectively, the “Eligible Employees” and each, an “Eligible Employee”). It is the intention of the Company to have the 2021 Employee Stock Purchase Plan and the offerings thereunder qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The provisions of the offerings, accordingly, will be construed so as to extend and limit 2021 Employee Stock Purchase Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code.

2.	Maximum Plan Shares. The maximum aggregate number of shares available for sale pursuant to the 2021 Employee Stock Purchase Plan is two million (2,000,000) shares.

3.	Eligibility. Any individual who is an Eligible Employee on the first trading day of each offering period (the “Offering Date”), which commences on February 1, May 1, August 1, and November 1, will be eligible to participate in the 2021 Employee Stock Purchase Plan. An Eligible Employee is any individual who is a common law employee of the Company and is customarily employed for at least twenty (20) hours per week, not including any individual who performs services for the Company or any certain subsidiary of the Company pursuant to (i) an agreement that classifies such individual’s relationship with the Company or certain subsidiary of the Company as other than an employee or (ii) a collective bargaining agreement that provides for the exclusion of such individual from participation in the 2021 Employee Stock Purchase Plan.

4.	Composition of Eligible Employees. The Company currently has approximately 127 employees who are eligible for the 2021 Employee Stock Purchase Plan.

5.	Offering Periods. The 2021 Employee Stock Purchase Plan will be implemented by consecutive “Offering Periods”, and unless the administrator provides otherwise, Offering Periods will have a duration of approximately three months (i) commencing on the first trading day on or after February 1 and terminating on the last trading day in the period ending the following April 30; (ii) commencing on the first trading day on or after May 1 and terminating on the last trading day in the period ending the following July 31; (iii) commencing on the first trading day on or after August 1 and terminating on the last trading day in the period ending the following October 31; and (iv) commencing on the first trading day on or after November 1 and terminating on the last trading day in the period ending the following January 31, continuing thereafter until terminated in accordance with Section 20 hereof. The first Offering Period under the 2021 Employee Stock Purchase Plan will be determined by the administrator. The administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

6.	Payroll Deductions. Eligible Employees may purchase shares by means of payroll deduction of an amount not exceeding twenty (20) percent of the employee’s compensation during the Offering Period. Compensation means, in general, base straight time gross earnings, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, and other compensation. After initial enrollment in the plan, payroll deductions will continue from the first pay day following the Offering Date and will end on the last pay day prior to the last trading day of each purchase period (the “Exercise Date”) to which such authorization is applicable, unless sooner terminated by the employee. The amounts deducted will be credited to the participant’s account under the plan, and no interest on the deducted amounts will be paid.

7.	Grant and Exercise of Option to Purchase Shares. On the Offering Date, the Company is deemed to grant each participant a non-transferable option to purchase, on the “Exercise Date”, the amount of shares determined by dividing such Eligible Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable purchase price; provided that in no event will an Eligible Employee be permitted to purchase during each offering period more than fifteen-thousand (15,000) shares. Unless, withdrawn, the option to purchase will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option to purchase will be purchased. No fractional shares will be purchased; any payroll deductions accumulated in an employee’s account which are not sufficient to purchase a full share will be retained in the employee’s account for the subsequent option offering, subject to earlier withdrawal by the employee. Any other funds left over in an employee’s account after the Exercise Date will be returned to the employee. During an employee’s lifetime, the employee’s option to purchase shares under the 2021 Employee Stock Purchase Plan is exercisable only by him or her.

8.	Withdrawal. An Eligible Employee may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her option under the 2021 Employee Stock Purchase Plan at any time by providing notice to the plan administrator. All of the employee’s payroll deductions credited to his or her account will be paid to such employee as promptly as practicable after receipt of notice of withdrawal and such employee’s option for the offering period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such offering period. An employee’s withdrawal from an offering will not have any effect upon his or her eligibility to participate in any similar plan which may thereafter be adopted by the Company or in succeeding offerings which commence after the termination of the offering from which the employee withdraws.

9.	Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares occurs, the Company will arrange the delivery to each participant, as appropriate, of the shares purchased upon exercise of his or her option in a form determined by the administrator (in its sole discretion) and pursuant to rules established by the administrator. The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares.

10.	Termination of Employment. If a participant ceases to be an employee for any reason during an offering period, his or her outstanding option to purchase shares under the plan will immediately terminate, his or her payroll deductions will immediately cease, and all amounts previously collected from the participant during the offering period will be refunded.

11.	Death of Participant. In the event of the death of a participant, the Company shall, subject to local law, deliver any remaining cash balance to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such cash balance to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate. All shares held by a broker or designated agent of the Company shall be delivered, subject to local law, to such beneficiary named under the brokerage or agent account (or if there is no such beneficiary, as provided under the account).

12.	Administration. The plan is administered the Compensation Committee. The Compensation Committee will have full and exclusive discretionary authority to determine how and when the option to purchase shares shall be granted and the terms for such offering; to designate which certain subsidiary shall be eligible to participate in the 2021 Employee Stock Purchase Plan; to construe, interpret, and apply the terms of the 2021 Employee Stock Purchase Plan; to determine eligibility and to adjudicate all disputed claims filed under the 2021 Employee Stock Purchase Plan; to adopt rules and procedures relating to the operation and administration of the 2021 Employee Stock Purchase Plan; to adopt procedures and sub-plans as necessary or appropriate to permit participation in the 2021 Employee Stock Purchase Plan by employees who are foreign nationals or employed outside the United States; and to exercise powers and to perform acts as the Committee deems necessary to promote the interest of the Company and to carry out the intent of the 2021 Employee Stock Purchase Plan.

13.	Non-Assignability. Neither payroll deductions credited to a participant’s account nor any rights to acquire shares under the 2021 Employee Stock Purchase Plan may be assigned, transferred, pledged or otherwise disposed of by participants other than by will or the laws of descent and distribution and rights to acquire shares may be exercised only by a participant during the lifetime of a participant. The 2021 Employee Stock Purchase Plan custodian will maintain accounts only in the names of the participants.

14.	Adjustments. The 2020 Employee Stock Purchase Plan also provides for adjustments to the number of shares to be delivered under the 2020 Employee Stock Purchase Plan in the event of certain corporate events, including but not limited to, any consolidation, subdivision, conversion or exchange of the Company’s shares.

15.	Amendment or Termination. The Board may terminate or amend the 2021 Employee Stock Purchase Plan and any rights to acquire shares under the 2021 Employee Stock Purchase Plan at any time for any reason. Without stockholder consent, the Board will be entitled to change the offering periods, limit the frequency and/or number of changes in the amount withheld during an offering period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of shares for each participant properly correspond with amounts withheld from the participant’s compensation, and establish such other limitations or procedures as the Board determines in its sole discretion advisable which are consistent with the 2021 Employee Stock Purchase Plan. If the offering periods are terminated prior to expiration, all amounts then credited to employees’ accounts which have not been used to purchase shares will be returned to the employees (without interest thereon, except as otherwise required under local laws) as soon as administratively practicable.

16.	Term of Plan. The 2021 Employee Stock Purchase Plan will become effective upon its adoption by the Board, but no offerings will be treated as qualified under Section 423 of the Code unless the 2021 Employee Stock Purchase Plan has been approved by the stockholders of the Company. The Plan will continue in effect until terminated under or until no options are available for grants thereunder.

17.	Governing Law. The internal law, and not the law of conflicts, of the State of Nevada shall govern all questions concerning the validity, construction and effect of the 2021 Employee Stock Purchase Plan or any option, and any rules and regulations relating to the 2021 Employee Stock Purchase Plan or any option.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information as of November 17, 2023 regarding the beneficial ownership of our common stock by (i) those persons who are known to us to be the beneficial owner(s) of more than 5% of our common stock, (ii) each of our directors and named executive officers, and (iii) all of our directors and executive officers as a group.

Except as otherwise indicated, the beneficial owners listed in the table below possess the sole voting and dispositive power in regard to such shares and have an address of c/o Assure Holdings Corp, 7887 E. Belleview Ave., Suite 240 Denver, Colorado. As of November 17, 2023, there were [5,422,014] shares of our common stock outstanding.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. shares of our common stock subject to options, warrants, notes or other conversion privileges currently exercisable or convertible, or exercisable within 60 days of the date of this table, are deemed outstanding for computing the percentage of the person holding such option, warrant, note, or other convertible instrument but are not deemed outstanding for computing the percentage of any other person. Where more than one person has a beneficial ownership interest in the same shares, the sharing of beneficial ownership of these shares is designated in the footnotes to this table.

On March 4, 2023, the Company effected a reverse stock split on a twenty (20) to one (1) share basis. All information regarding stock options and warrants have been updated to reflect the reverse stock split unless provided otherwise.

As of November 17, 2023, there were no stockholders holding 5% or more of the Company’s issued and outstanding shares of common stock.

Name and Address of	Amount and nature of
Beneficial Owner	beneficial ownership	Percent of Class
John Farlinger(1)	50,066	*	%
c/o Assure Holdings Corp, 7887 E. Belleview Ave., Suite 240, Denver, Colorado, USA 80111.
John Price (2)	31,606	*
c/o Assure Holdings Corp, 7887 E. Belleview Ave., Suite 240, Denver, Colorado, USA 80111.
Christopher Rumana(3)	7,406	*	%
c/o Assure Holdings Corp, 7887 E. Belleview Ave., Suite 240, Denver, Colorado, USA 80111.
Steven Summer(4)	6,406	*	%
c/o Assure Holdings Corp, 7887 E. Belleview Ave., Suite 240, Denver, Colorado, USA 80111.
John Flood(5)	6,559	*	%
c/o Assure Holdings Corp, 7887 E. Belleview Ave., Suite 240, Denver, Colorado, USA 80111.
Directors and Executive Officers as a Group (5 persons)	106,038	1.6%

(1)	Mr. Farlinger is CEO and Executive Chairman of Assure. Consists of 41,376 shares of common stock and 9,090 shares of common stock acquirable upon exercise of stock options (8,090 shares) and warrants (1,600 shares) within 60 days of September 21, 2023. Of the shares of common stock beneficially owned by Mr. Farlinger, 3,000 shares were issued under a restricted stock grant agreement, subject to forfeiture, such shares are fully vested. Includes options exercisable to purchases: (a) 3,020 shares of the Company at an exercise price of $180.00 which expire on October 1, 2023, pursuant to options awarded to Mr. Farlinger on October 1, 2018; (b) 1,170 shares of the Company at an exercise price of $156.00 which expire on January 16, 2024 and (c) 4,500 shares of the Company at an exercise price of $106.00 which expire on February 1, 2026. On March 4, 2020, Preston Parsons entered into a Stock Grant Amendment and Transfer Agreement, under which he agreed to transfer and distribute 17,000 Performance shares to certain employees and senior management, including Mr. Farlinger (3,000 shares). On December 29, 2020, Assure issued 3,000 shares of common stock in settlement of the Performance shares to Mr. Farlinger, subject to forfeiture under the vesting terms of a restricted stock award agreement. The restricted shares vested under the terms of the restricted stock award agreement on September 29, 2021.
(2)	Mr. Price is CFO of Assure. Consists of 29,071 shares of common stock and 2,531 shares of common stock acquirable upon exercise of stock options 60 days from September 21, 2023. Includes options exercisable to purchase (a) 2,500 shares of the Company at an exercise price of $97.00 which expire on December 10, 2025, pursuant to options awarded to Mr. Price on December 10, 2021 and (b) 500 shares of the Company at an exercise price of $153.00 which expire on October 1, 2026 pursuant to options award to Mr. Price on October 1, 2021.

(3)	Mr. Rumana is a director of Assure. Consists of 4,649 shares of common stock and 2,757 shares of common stock acquirable upon exercise of stock options (2,367 shares) and warrants (391) within 60 days of September 21, 2023. Includes options to purchase (a) 1,500 common shares of the Company at an exercise price of $156.00 which expire on January 16, 2024, pursuant to options awarded to Dr. Rumana on January 16, 2019 and (b) 1,000 common shares of the Company at an exercise price of $106.00 which expire on January 27, 2026, pursuant to options awarded to Dr. Rumana on January 29, 2021. As of September 21, 2023, all of the 1,500 options granted on January 16, 2019 had vested and 867 of the options granted on January 29, 2021 have vested with the balance of options vesting on February 1, 2024 and August 1.
(4)	Mr. Summer is a director of Assure. Consists of 3,649 shares of common stock and 2,757 shares of common stock acquirable upon exercise of stock options (2,367 shares) and warrants (391) within 60 days of September 21, 2023. Includes options to purchase (a) 1,500 common shares of the Company at an exercise price of Cdn$171.00 which expire on October 4, 2024, pursuant to options awarded to Mr. Summer on October 4, 2019 and (b) 1,000 common shares of the Company at an exercise price of $112.00 which expire on January 27, 2026, pursuant to options awarded to Mr. Summer on January 29, 2021. As of September 21, 2023, all of the 1,500 options granted on October 4, 2019 have vested and 867 of the options granted on January 29, 2021 have vested with the balance of options vesting on February 1, 2024.
(5)	Mr. Flood is a director of Assure. Consists of 5,259 shares of common stock held directly and 1,100 shares of common stock acquirable upon exercise of stock options within 60 days of September 21, 2023. Includes options to purchase 1,500 common shares of the Company at an exercise price of $112.00 which expire on April 15, 2026, pursuant to options awarded to Mr. Flood on April 15, 2021. As of September 21, 2023, of 1,500 options granted on April 15, 2021, 1,100 have vested, with the balance of options vesting in increments of 200 options each April 15 and October 15, until such time that the options have fully vested on April 15, 2024..

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as set forth below, no director, executive officer, stockholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the beginning of the year ended December 31, 2021, in which the amount involved in the transaction exceeded or exceeds the lesser of $120 thousand or one percent of the average of our total assets at year-end for the years ended December 31, 2022 and 2021.

Balances and transactions between Assure Holdings Corp. and its wholly owned and controlled subsidiaries have been eliminated in consolidation and are not disclosed in this note. For entities in which management has determined the Company does not have a controlling financial interest but has varying degrees of influence regarding operating policies of that entity, the Company’s investment is accounted for using the equity method of accounting and these transactions are reported as related party.

On March 4, 2020, Mr. Parsons agreed to reallocate 17,000 Performance shares to six employees and/or officers of Assure, including John Farlinger, our CEO (3,000 shares), under the terms of restricted stock award agreements. On December 29, 2020, we issued 50,000 shares of common stock in settlement of performance shares as “restricted common stock” to seven current and former employees and/or officers. The restricted common stock was subject to forfeiture under the terms of the restricted stock award agreements dated December 29, 2020. The restricted common stock vested under the terms of the restricted stock award agreements on September 29, 2021.

In June 2021, we entered into common stock purchase agreements, pursuant to which the Company issued 7,802 shares of common stock at a deemed issuance price of $80.00 per shares to certain employees, directors and third parties. Pursuant to the share issuance, John Flood a director, purchased 1,500 shares of common stock, persons affiliated with Martin Burian, a director, purchased 1,000 shares of common stock and John Farlinger, our Chairman and Chief Executive Officer, purchased 302 shares of common stock.

In November 2021, we entered into common stock purchase agreements, pursuant to which the Company issued 3,515 shares of common stock at a price of $123.80 per shares to certain employees, directors and consultants. Pursuant to the agreements, John Farlinger, our Chairman and Chief Executive Officer, purchased 810 shares of common stock, John Price, our Chief Financial Officer, purchased 685 shares of common stock, Preston Parsons, our founder, purchased 405 shares of common stock, John Flood, a director, purchased 150 shares of common stock, Christopher Rumana, a director, purchased 150 shares of common stock and Steven Summer, a director, purchased 150 share of common stock.

In November 2022, we entered into common stock purchase agreements, pursuant to which the Company issued 24,820 shares of common stock at a price of 12.00 per shares to certain employees, directors and consultants. Pursuant to the agreements, John Farlinger, our Chairman and Chief Executive Officer, purchased 3,531 shares of common stock, and John Price, our Chief Financial Officer, purchased 4,071 shares of common stock.

Policies and Procedures for the Review, Approval, or Ratification of Related Transactions

We have a policy for the review of transactions with related persons as set forth in our Audit Committee Charter and internal practices. The policy requires review, approval or ratification of all transactions in which we are a participant and in which any of our directors, executive officers, significant stockholders or an immediate family member of any of the foregoing persons has a direct or indirect material interest, subject to certain categories of transactions that are deemed to be pre-approved under the policy - including employment of executive officers, director compensation (in general, where such transactions are required to be reported in our proxy statement pursuant to SEC compensation disclosure requirements), as well as certain transactions where the amounts involved do not exceed specified thresholds. All related party transactions must be reported for review by the Audit Committee of the Board pursuant to the Audit Committee’s charter.

Following its review, the Audit Committee determines whether these transactions are in, or not inconsistent with, the best interests of the Company and its stockholders, taking into consideration whether they are on terms no less favorable to the Company than those available with other parties and the related person’s interest in the transaction. If a related party transaction is to be ongoing, the Audit Committee may establish guidelines for the Company’s management to follow in its ongoing dealings with the related person.

Our policy for review of transactions with related persons was followed in all of the transactions set forth above and all such transactions were reviewed and approved in accordance with our policy for review of transactions with related persons.

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on?

The Audit Committee has selected Withum Smith+Brown, PC (“Withum”) to be the Company’s Independent Registered Public Accounting Firm for the current fiscal year ending December 31, 2023.

This proposal seeks stockholder ratification of the appointment of Withum.

Will a representative of Withum or the Baker Tilly be present at the Annual Meeting?

The Company does not expect that representatives of Withum or the Company’s former independent accountant, Baker Tilly US, LLP (“Baker Tilly”), will be present at the Annual Meeting and therefore will not be available to make a statement or answer questions.

INFORMATION IN RESPECT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 30, 2023, Withum was appointed as the new independent registered public accounting firm for the Company. The decision to appoint Withum was approved by the audit committee of the Company’s board of directors (the “Audit Committee”). Prior to engaging Withum on August 30, 2023, the Company had not consulted Withum regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or a reportable event, nor had the Company consulted with Withum regarding any disagreements with the Company’s prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The Company’s former independent accountant, Baker Tilly, informed the Company and the Audit Committee that Baker Tilly would not stand for re-election as the Company’s certifying accountant for the fiscal year ended December 31, 2023. Baker Tilly remained engaged to complete the review of the Company’s unaudited condensed consolidated financial statements for the fiscal quarters ended March 31, 2023 and June 30, 2023, and such engagement ended on August 29, 2023. During our two most recent fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through August 29, 2023, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Regulation S-K”) and the related instructions thereto, with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baker Tilly, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Also during this same period, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

The provided Baker Tilly with the disclosures hereunder as previously reported on the Company’s Current Reports on Form 8-K filed on April 28, 2023 and September 5, 2023, and requested Baker Tilly to furnish us with a letter addressed to the SEC stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of Baker Tilly’s letters dated April 28, 2023 and August 29, 2023, are filed as Exhibits 16.1 to those Current Reports respectively and are incorporated herein by reference.

Baker Tilly was the Independent Registered Public Accounting Firm for the Company in the fiscal year ended December 31, 2022. Squar Milner, LLP and Baker Tilly US, LLP merged and formed Baker Tilly US on November 1, 2020. Our financial statements have been audited by Baker Tilly for the years ended December 31, 2022 and 2021.

The following table sets forth information regarding the amount billed to us by Baker Tilly for our two fiscal years ended December 31, 2022 and 2021:

	Years Ended December 31
	2022	2021
Audit fees	$297,000	$542,851
Audit-related fees	–	–
Tax fees	–	–
All other fees	–	$15,000
Total	$297,000	$557,851

Audit and Audited-Related Fees

This category includes the audit of our annual financial statements and review of financial statements included in our annual and periodic reports that are filed with the SEC. This category also includes services performed for the preparation of responses to SEC and NASDAQ correspondence, travel expenses for our auditors, on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, and the preparation of an annual “management letter” on internal control and other matters.

Tax Fees

This category consists of professional services rendered by our independent auditors for tax compliance.

All Other Fees

Consist of fees for product and services other than the services reported above.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The Audit Committee has adopted procedures requiring the Audit Committee to select the independent auditor, and to review and approve in advance, all particular engagements for services provided by the Company’s independent auditor. Consistent with applicable laws, the procedures permit limited amounts of services, other than audit, review or attest services, to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided the Audit Committee is informed of each particular service. All of the engagements and fees for 2022 were pre-approved by the Audit Committee.

What is the required vote?

The appointment of the independent registered public accountant Baker Tilly US, LLP will be ratified by an affirmative vote of a majority of the votes cast at the Annual Meeting by stockholders, in person or by proxy. The ratification of auditors is “routine” and as such a matter on which brokers and nominees can vote on behalf of their clients if clients do not furnish voting instructions. A properly executed proxy card marked “ABSTAIN” with respect to this proposal will not have an effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3 — APPROVAL OF THE INCREASE TO THE AUTHORIZED SHARES OF COMMON STOCK

Introduction

The Board has unanimously approved, subject to stockholder approval, an amendment to our Amended Articles of Incorporation (“Articles of Incorporation”) to increase the number of authorized shares of our common stock from 9,000,000 shares, par value $0.001, to [250,000,000] shares, par value $0.001 (such amendment as shown in Appendix B). The remaining provisions of our Articles of Incorporation would remain unchanged. The Board has determined that this amendment is in the best interest of the Company and its stockholders and recommends that the stockholders approve this amendment.

Why did the Board approve the Authorized Share Increase?

We believe that the Authorized Share Increase, if approved, will provide us with the flexibility to settle our obligations under outstanding convertible notes and debentures through the issuance of shares of our common stock, meet our obligations under our outstanding warrants, provide room to issue stock awards to help retain our officers and employees and to issue shares of common stock in future equity financings to meet our ongoing capital requirements.

How many shares of Common Stock are currently outstanding or subject to issuance?

As of November 17, 2023, we had 9,000,000 shares of common stock authorized for issuance under our Articles of Incorporation of which only 2,279,040 shares of common stock were unissued. We have the following obligations and potential obligations to issue shares of common stock in the future, which total 268,648 shares of common stock:

•	194,974 shares of common stock issuable upon the exercise of outstanding warrants with an average weighted exercise price of $81.82;
•	43,090 shares of common stock issuable upon the exercise of outstanding stock options with an average weighted exercise price of $104.18; and
•	30,584 shares of common stock issuable upon conversion of convertible notes.

If the Authorized Share Increase is approved, it will increase the number of shares of common stock available for issuance to settle our obligations under our convertible notes, our debenture with Centurion Asset Management Inc., meet our obligations under our outstanding warrants, provide room to issue stock awards to help retain our officers and employees and to issue shares of common stock in future equity financings to meet our ongoing capital requirement . Absent the availability of shares of common stock, the Company may be forced to settle its obligations under the convertible notes and debenture entirely by the payment of cash, if available. If the Company does not have sufficient cash to settle its obligations under the convertible notes or the debenture, the Company may be unable to continue operations if it cannot otherwise negotiate the settlement of such obligations.

For this reason, the Board determined that the Authorized Share Increase would give the Company greater flexibility in settling these securities by increasing the number of shares of common stock available for issuance.

What is the purpose of the Authorized Share Increase?

The Board recommends the Authorized Share Increase for the following reasons:

•	To provide flexibility for the Company to settle its obligations under its convertible notes and debenture through the issuance of shares of common stock;
•	To permit the Company to make future issuances or exchanges of common stock for capital raising purposes or to restructure outstanding securities of the Company; and
•	To permit the Company to make future issuances of options, warrants and other convertible securities.

What could happen if the stockholders do not approve the Authorized Share Increase?

In the event the Authorized Share Increase is not approved, there may not be sufficient shares of common stock to settle our convertible notes and our debenture. If we are unable to issue shares of common stock in settlement of these obligations, the Company will be required to settle such obligations, in whole or in part, in cash amounts as calculated pursuant to the terms of those securities. The Board considered the considerable dilution in settling these securities in shares of common stock would have on current stockholders, but given the Company’s current cash position, the Board has determined that not having the flexibility to settle the obligations of the convertible notes or the debenture in shares of common stock and perhaps having to settle those obligations, in whole or in part, in cash would potentially materially, negatively impact the Company’s business plans and not be in the best interests of the Company’s stockholders despite the dilutive effect of settling such securities in shares of common stock. To the extent our cash and cash equivalents are insufficient to enable us to make cash payments with respect to the convertible notes or debenture and the number of shares of common stock required to settle those obligations is beyond our authorized capital, if we are unable to negotiate a settlement or restructuring with the holders of such convertible notes or the holder of our debenture, we may be subject to a lawsuit. Further the holder of our debenture could foreclosure on its security interest over all our assets causing us to seek protection under federal bankruptcy laws.

If we do not increase our authorized shares of Common Stock, we may be unable to conduct further offerings of our equity securities to raise additional capital to implement our business plan or to further our corporate objectives.

What dilutive effect will the Authorized Share Increase have?

If the stockholders approve the Authorized Share Increase, the Board may cause the issuance of additional shares of common stock without further vote of the stockholders of the Company, except as provided under Nevada corporate law or under the rules of any national securities exchange or automated quotation system on which shares of common stock of the Company are then quoted, listed or traded. The relative voting and other rights of holders of the common stock will not be altered by the authorization of additional shares of common stock. Each share of common stock will continue to entitle its owner to one vote. When issued, the additional shares of common stock authorized by the amendment will have the same rights and privileges as the shares of common stock currently authorized and outstanding.

Issuance of significant numbers of additional shares of the Company’s common stock in the future (i) will dilute current stockholders’ percentage ownership, (ii) if such shares are issued at prices below what current stockholders’ paid for their shares, will dilute the value of current stockholders’ shares and (iii) by reducing the percentage of equity of the Company owned by present stockholders, would reduce such present stockholders’ ability to influence the election of directors or any other action taken by the holders of common stock and (iv) issuance of a material number of shares of common stock could create downward pressure on the per share price of the common stock, thereby further diminishing the value of stockholders’ shares of common stock.

If the Authorized Share Increase is approved, our stockholders will likely experience significant dilution as a result of shares of common stock issued pursuant to our outstanding convertible notes and the debenture, as described above. For the convertible debt, while the Company does not currently have any agreements with the holders of such convertible debt to settle the face value of such securities in shares, if the entire approximately $3.1 million in face value of convertible notes was converted into shares of common stock at $0.261 per share (the closing price per share on November 15, 2023 as reported on The Nasdaq Captial Market), then the Company would issue approximately 11.9 million shares of common stock. Based on 6,720,460 , shares of common stock outstanding as of November 17, 2023, this would result in approximately 64% dilution to existing stockholders.

Further, in relation to the debenture with Centurion, we do not currently have an agreement with Centurion to convert any portion thereof into shares of common stock and we do not anticipate that a significant amount of the approximately $8 million in face value of the debenture would be settled in shares of common stock, however, if any portion thereof is ultimately settled in shares of common stock it could have a substantial dilutive effect on stockholders. If the entire $8 million face value of the debenture were converted into shares of common stock at $0.261 per share (the closing price per share on November 15, 2023 as reported on The Nasdaq Captial Market), then the Company would issue approximately 30.7 million shares of common stock. Based on 6,720,460 , shares of common stock outstanding as of November 17, 2023, this would result in approximately 82% dilution to existing stockholders and when combined with the dilutive effect of the conversion of convertible notes described above would result in approximately 86% dilution to existing stockholders.

Further, we anticipate that we will need to raise additional capital and may elect to do so through the issuance of equity or convertible debt securities. The Authorized Share Increase will increase the total number of authorized shares of common stock. As a result, we would have a larger number of authorized but unissued shares from which to issue additional shares of common stock, or securities convertible or exercisable into shares of common stock, in equity or convertible debt financing transactions.

If the stockholders approve the Authorized Share Increase, does the Company have plans for future issuances of shares of Common Stock?

In addition to the issuance of shares of common stock upon settlement of convertible notes and our debenture as described above and for settlement of current securities of the Company, as discussed above, given the Company’s current available capital, its cash and cash equivalents, its history of operating at a loss and its need for additional capital to implement its plan of operations, the Company currently anticipates that it may be required to commence an offering of its equity or convertible debt securities in the near future.

As of the date of this Proxy Statement, the Company has filed a shelf registration statement on Form S-3 to permit it to undertake a public offering of securities up to $100 million in aggregate market value. The Company has not entered into any formal agreements with respect to the securities it might offer for the remaining approximately $92 million under the Form S-3 or the terms and conditions of such offerings, if any. The Company notes that currenlty it is subject to limitations on the amount it can issue from the Form S-3 under General Instruction I.B.6 thereof. The Company anticipates that if the Authorized Share Increase is approved it may utilize the Form S-3 in the months after the Annual Meeting to raise additional capital to meet its operational cash flow requirements. The amount to be raised and number of shares of common stock to be issued is not known at this time and will depend on the trading price and volume of its shares of common stock on the Nasdaq and any restrictions under General Instruction I.B.6 of Form S-3 at such time. It also anticipates that it may offer units, shares of common stock, common stock purchase warrants or other derivative securities of the Company in future equity offerings depending on the capital needs of the Company and the market for the Common Stock. Such securities would be offered at a price negotiated at arm’s length under the current market conditions at the time of pricing. However, the likely terms of the securities to be offered and timing for the offering remain indefinite at this time.

In addition, such offerings will be made to third party investors, likely pursuant to a underwritten transaction or a best efforts placement agency transaction with a FINRA-registered broker dealer. As of the date of this Proxy Statement, the size, pricing and other terms of the any potential offering have not been determined, and there can be no guarantee that we will be able to complete any offering. While the Company has filed a registration statement on Form S-3 with the SEC in anticipation of a potential future offering, the likely terms of the securities to be offered and timing for the offering remain indefinite at this time.

If the Authorized Share Increase is approved and we engage in one or more transactions involving the issuance of our equity securities, current stockholders of the Company may be substantially diluted as a result of such future issuances.

This Proxy Statement shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any offer or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Would the Authorized Share Increase have any Anti-Takeover Effects?

Although the Authorized Shares Increase is not motivated by anti-takeover concerns and is not considered by our Board to be an anti-takeover measure, the availability of additional authorized shares of common stock could enable the Board to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of the Company more difficult or time-consuming. For example, shares of common stock could be issued to purchasers who might side with management in opposing a takeover bid that the Board determines is not in the best interests of our stockholders, thus diluting the ownership and voting rights of the person seeking to obtain control of the Company. In certain circumstances, the issuance of common stock without further action by the stockholders may have the effect of delaying or preventing a change in control of the Company, may discourage bids for our common stock at a premium over the prevailing market price and may adversely affect the market price of our common stock. As a result, increasing the authorized number of shares of our common stock could render more difficult and less likely a hostile takeover of the Company by a third-party, or a tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management. We are not aware of any proposed attempt to take over the Company or of any present attempt to acquire a large block of our common stock.

Does the Board recommend approval of the Authorized Share Increase?

Yes. After considering the entirety of the circumstances, the Board has unanimously concluded that the Authorized Share Increase is in the best interests of the Company and its stockholders and the Board unanimously recommends that the Company’s stockholders vote in favor of the Authorized Share Increase.

What amendment is being made to the Articles of Incorporation?

The THIRD paragraph of the Articles of Incorporation which currently reads as follows:

“3. Authorized Stock: (numbers of shares the corporation is authorized to issue) Number of Shares with par value: 9,000,000, Par value per share: $0.001 Number of Shares without par value: 0”

will be amended to read as follows:

“3. Authorized Stock: (numbers of shares the corporation is authorized to issue) Number of Shares with par value: 250,000,000, Par value per share: $0.001 Number of Shares without par value: 0”

The Certificate of Change to the Articles of Incorporation is attached hereto as Appendix B.

When will the amendment be made?

If our shareholders approve the Authorized Share Increase at the Annual Meeting, we will file the amendment to our Certificate of Change with the office of the Secretary of State of Nevada to implement the increase in the authorized number of shares of common stock as soon as practicable following the Annual Meeting. Upon approval and following such filing with the Secretary of State of Nevada, the amendment will become effective on the date it is filed.

Required Vote of Stockholders

The affirmative vote of the holders of a majority of the outstanding common stock is required to amend our Articles of Incorporation to effect the Authorized Share Increase. Failures to vote, abstentions and broker “non-votes”, if any, will be the equivalent of a vote AGAINST this proposal.

IF OUR STOCKHOLDERS DO NOT APPROVE THE AUTHORIZED SHARE INCREASE, THE BOARD BELIEVES THAT THE LONG-TERM FINANCIAL VIABILITY OF THE COMPANY COULD BE THREATENED DUE TO (I) OUR INABILITY TO SETTLE OUR OBLIGATIONS UNDER THE CONVERTIBLE NOTES AND THE DEBENTURE AND (II) THE COMPANY’S INABILITY TO CONSUMMATE FUTURE EQUITY OFFERINGS TO MEET ITS ONGOING EXPENSES. SOME OF THESE CONSEQUENCES MAY BE MITIGATED IF THE AUTHORIZED SHARE INCREASE IS APPROVED AND IMPLEMENTED.

THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE ARTICLES OF
INCORPORATION TO EFFECT THE AUTHORIZED SHARE INCREASE.

PROPOSAL 4 — APPROVAL OF THE BLANK CHECK PREFERRED AMENDMENT

Introduction

We are requesting our stockholders approve and adopt an amendment to the Company’s Amended Articles of Incorporation in order to authorize the issuance of 10,000,000 shares of preferred stock, with rights and preferences to be determined by the Company’s Board of Directors from time to time (the “Blank Check Preferred”).

Why did the Board approve the Blank Check Preferred Amendment?

The Blank Check Preferred Amendment would permit the Board to issue, without further approval by our stockholders, up to a total of 10,000,000 shares of preferred stock in one or more series. Our Board of Directors may establish the number of shares to be included in each such series and may fix the designations, preferences, powers, and other rights, and any qualifications, limitations or restrictions of the shares of a series of preferred stock. Our Board of Directors could authorize the issuance of preferred stock with voting or conversion rights that could dilute the voting power or rights of the holders of common stock.

The issuance of preferred stock, would providing flexibility in connection with (i) settlement of our convertible notes and our debenture with Centurion, (ii) financing opportunities to fund ongoing operations, (iii) possible acquisitions and (iv) other corporate purposes. The issuane of preferred stock could, among other things, have the effect of delaying, deferring or preventing a change in control of the Company and might harm the market price of our common stock.

What would be the terms of the Blank Check Preferred?

The particular terms of any series of preferred stock offered by us may include:

•	the number of shares of the preferred stock being offered;
•	the title and liquidation preference per share of the preferred stock;
•	the purchase price of the preferred stock;
•	the dividend rate or method for determining the dividend rate;
•	the dates on which dividends will be paid;
•	whether dividends on the preferred stock will be cumulative or noncumulative and, if cumulative, the dates from which dividends shall commence to accumulate;
•	any redemption or sinking fund provisions applicable to the preferred stock;
•	any securities exchange on which the shares would be qualified for trading; or
•	any additional dividend, liquidation, redemption, sinking fund and other rights and restrictions applicable to the preferred stock.

Holders of preferred stock will be entitled to receive, when, as, and if declared by our Board of Directors, the dividends, whether cash or in-kind or in shares of additional securities of the Company, at the rates and on the dates established by such series of preferred stock. Dividend rates may be fixed or variable or both. Different series of preferred stock may be entitled to dividends at different dividend rates or based upon different methods of determination.

What will be the impact on holders of the Company’s shares of common stock?

While the ability of the Board to issue shares of Blank Check Preferred cannot be precisely determined unless and until the Board designates the rights, privileges, and preferences to attach to some or all of the authorized shares of Blank Check Preferred Stock, it is likely that any series of preferred stock so designated will have one or more material features that are superior to our shares of common stock and/or previously designated and issued classes of preferred stock.

Furthermore, the ability to authorize undesignated preferred stock makes it possible for our Board of Directors to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to acquire us. These and other provisions may have the effect of deferring or preventing hostile takeovers or delaying or preventing changes in control or management of our company.

What am I being asked to approve?

At the Annual Meeting the Board will submit the following resolution to the stockholders for a vote to approve the Blank Check Preferred Amendment:

“RESOLVED, that the stockholders hereby approve the Amendment of the Company’s Amended Articles of Incorporation to amend and restate Article III in its entirety with the text set forth in Appendix C to the Proxy Statement provided to stockholders in connection with this annual meeting of stockholders.”

The ful text of the Blank Check Preferred Amendment is set forth in Appendix C to this Proxy Statement.

The Board believes that the adoption the Capital Authorization Amendment is appropriate and that it will provide authorized capital that will be attractive for investors and provide the Company with the flexibility needed for future capital raising endeavors. If the Capital Authorization Amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada.

Required Vote of Stockholders

The affirmative vote of the holders of a majority of the outstanding common stock is required to amend our Articles of Incorporation to effect the Blank Check Preferred Amendment. Failures to vote, abstentions and broker “non-votes”, if any, will be the equivalent of a vote AGAINST this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE ARTICLES OF
INCORPORATION TO EFFECT THE BLANK CHECK PREFERRED AMENDMENT

PROPOSAL 5 -APPROVAL TO ADJOURN MEETING TO SOLICIT ADDITIONAL PROXIES

If at the Annual Meeting, the number of shares entitled to vote present or represented and voting in favor of both Proposal 3 and Proposal 4 is insufficient to approve such proposal, the Company would like the discretionary authority from our stockholders so that the Company has the ability to move to adjourn the Annual Meeting solely in relation to those proposals (the “Discretionary Adjournment”). In that event, you will be asked to vote upon the election of directors and the ratification of the appointment of our independent accountants and the adjournment, postponement or continuation proposal and not on Proposals 3 or Proposals 4.

If our stockholders approve the adjournment, postponement, or continuation proposal, we could adjourn, postpone, or continue the Annual Meeting in relation to Proposal 3 and Proposal 4, and any adjourned session of the Meeting, to use the additional time to solicit additional proxies in favor of Proposal 3 – The Authorized Share Increase and Proposal 4 - The Blank Check Preferred Amendment. This could include the Board’s solicitation of proxies from stockholders that have previously voted against either or both such proposals. Even if proxies representing a sufficient number of votes against Proposal 3 or Proposal 4 has been received, you are authorizing us to adjourn, postpone, or continue the Annual Meeting without a vote on Proposal 3 or Proposal 4 and seek to convince the holders of those shares to change their votes to votes in favor of the approval of either proposal.

What am I being asked to approve?

In this proposal, we are asking you to authorize the holder of any proxy solicited by the Board of Directors the ability to call for a Discretionary Adjournment of the Annual Meeting. The affirmative vote or consent of the holders of at least a majority of the votes cast at the Annual Meeting is required for the approval of any such adjournment. The Board recommends the stockholders grant this discretionary authority, if necessary, to permit it to solicit approvals of the charter amendments set forth in Proposals 3 and 4, which the Board believes will benefit the Company.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the meeting.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549-1004. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s site on the Internet, located at www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to the Company’s Secretary, Brian McDonald, at Assure Holdings Corp., 7887 E. Belleview Ave., Suite 240, Denver, Colorado, USA 80111.

APPENDICES

Appendix A      Form of Proxy Card

Appendix B      Certificate of Change for Authorized Share Increase

Appendix C      Certificate of Change for Blank Check Preferred Amendment

By Order of the Board of Directors

ASSURE HOLDINGS CORP.

/s/ John Farlinger

Executive Chairman and Chief Executive Officer

[DATE]

Please sign and return the enclosed form of proxy promptly. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

APPENDIX A – FORM OF PROXY CARD

PROXY ASSURE HOLDINGS CORP. Annual Meeting of Stockholders December 27, 2023 at 2:00 p.m. Pacific Time This Proxy is solicited on behalf of the Board of Directors of Assure Holdings Corp. The undersigned hereby appoints John Farlinger or John Price and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and hereby authorizes them, and each of them, to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of Assure Holdings Corp. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at Las Vegas Marriott, Laughlin Conference Room, 2nd Floor, 325 Convention Center Drive, Las Vegas, NV 89109 on December 27, 2023 at 2:00 p.m. Pacific Time and at any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K Report and Proxy Statement are available at: http://viewproxy.com/AssureHoldings/2023

T

he Board of Directors recommends a vote “FOR” all director nominees listed in Proposal 1 and “FOR” Proposals 2, 3, 4 and 5. Proposal 1. Election of Directors. NOMINEES: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT ☐ (1) John Farlinger ☐ (2) John Flood ☐ (3) Christopher Rumana ☐ (4) Steven Summer ☐ INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box for each nominee you wish to withhold. Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐ CONTROL NUMBER Proposal 2. To ratify the appointment of Withum Smith+Brown, PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022. FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal 3 To approve the amendment of the Company’s Articles of Incorporation, to increase the number of authorized shares (the “Authorized Share Increase”) in the Company’s common shares from 9,000,000 to [250,000,000]. FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal 4. To approve the amendment of the Company’s Articles of Incorporation to permit the issuance of 10,000,000 shares of preferred stock with rights and preferences to be determined by the Company’s Board of Directors from time to time (the “Blank Check Preferred Amendment”). FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal 5. To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals Nos. 3 and 4 (the “Adjournment Proposal”). FOR ☐ AGAINST ☐ ABSTAIN ☐ Note: To conduct any other business that may properly come before the Annual Meeting. Date Signature Signature (if held jointly) NOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. INTERNET TELEPHONE MAIL Vote Your Proxy on the Internet: Go to www.FCRvote.com/IONM Vote Your Proxy by Phone: Call 1-866-402-3905 Vote Your Proxy by Mail: Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

FRANCISCO V. AGUILAR Secretary of State 401 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov Profit Corporation: Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390) Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403) Officer's Statement (PURSUANT TO NRS 80.030) TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT 1. Entity information: Name of entity as on file with the Nevada Secretary of State: Assure Holdings Corp. Entity or Nevada Business Identification Number (NVID): 20232997727 2. Restated or Certificate to Accompany Restated Articles or Amended and Restated Articles Amended and Restated Articles - No amendments; articles are restated only and are signed by an Restated Articles: officer of the corporation who has been authorized to execute the certificate by (Select one) resolution of the board of directors adopted on: (If amending and The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. restating only, complete section 1,2 3, 5 and 6) Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type. 3. Type of Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Amendment Filing Issuance of Stock) Being Completed: The undersigned declare that they constitute at least two-thirds of the (Select only one box) following: (Check only one box) incorporators board of directors (If amending, complete The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued section 1, 3, 5 and 6.) Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Or No action by stockholders is required, name change only. Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: Jurisdiction of formation: Changes to takes the following effect: The entity name has been amended. Dissolution The purpose of the entity has been amended. Merger The authorized shares have been amended. Conversion Other: (specify changes) * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation. This form must be accompanied by appropriate fees. Page 1 of 2 Revised: 9/1/2023

F

RANCISCO V. AGUILAR Secretary of State 401 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov Profit Corporation: Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390) Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403) Officer's Statement (PURSUANT TO NRS 80.030) 4. Effective Date and Date: Time: Time: (Optional) (must not be later than 90 days after the certificate is filed) 5. Information Being Changes to takes the following effect: Changed: (Domestic The entity name has been amended. corporations only) The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) The purpose of the entity has been amended. The authorized shares have been amended. The directors, managers or general partners have been amended. IRS tax language has been added. Articles have been added. Articles have been deleted. Other. The articles have been amended as follows: (provide article numbers, if available) (attach additional page(s) if necessary) 6. Signature: X ____________________________ (Required) Signature of Officer or Authorized Signer Title X ____________________________ Signature of Officer or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof. Please include any required or optional information in space below: (attach additional page(s) if necessary) The THIRD paragraph of the Articles of Incorporation has been amended to read in full as follows: 3. Authorized Stock: (numbers of shares the corporation is authorized to issue) Number of Shares with par value: 250,000,000, Par value per share: $0.001 Number of Shares without par value: 0 This form must be accompanied by appropriate fees. Page 2 of 2 Revised: 9/1/2023

F

RANCISCO V. AGUILAR Secretary of State 401 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov Profit Corporation: Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390) Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403) Officer's Statement (PURSUANT TO NRS 80.030) TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT 1. Entity information: Name of entity as on file with the Nevada Secretary of State: Assure Holdings Corp. Entity or Nevada Business Identification Number (NVID): 20232997727 2. Restated or Certificate to Accompany Restated Articles or Amended and Restated Articles Amended and Restated Articles - No amendments; articles are restated only and are signed by an Restated Articles: officer of the corporation who has been authorized to execute the certificate by (Select one) resolution of the board of directors adopted on: (If amending and The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. restating only, complete section 1,2 3, 5 and 6) Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type. 3. Type of Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Amendment Filing Issuance of Stock) Being Completed: The undersigned declare that they constitute at least two-thirds of the (Select only one box) following: (Check only one box) incorporators board of directors (If amending, complete The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued section 1, 3, 5 and 6.) Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Or No action by stockholders is required, name change only. Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: Jurisdiction of formation: Changes to takes the following effect: The entity name has been amended. Dissolution The purpose of the entity has been amended. Merger The authorized shares have been amended. Conversion Other: (specify changes) * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation. This form must be accompanied by appropriate fees. Page 1 of 2 Revised: 9/1/2023

| | |
|---|---|
| **4. Effective Date and Time:** (Optional) | Date: ______ Time: ______ (must not be later than 90 days after the certificate is filed) |
| **5. Information Being Changed:** (Domestic corporations only) | Changes to takes the following effect:<br>☐ The entity name has been amended.<br>☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)<br>☐ The purpose of the entity has been amended.<br>☒ The authorized shares have been amended.<br>☐ The directors, managers or general partners have been amended.<br>☐ IRS tax language has been added.<br>☐ Articles have been added.<br>☐ Articles have been deleted.<br>☐ Other.<br>The articles have been amended as follows: (provide article numbers, if available)<br>(attach additional page(s) if necessary) |
| **6. Signature:** (Required) | X ______ Signature of Officer or Authorized Signer ______ Title<br>X ______ Signature of Officer or Authorized Signer ______ Title<br>*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof. |

3. This Corporation is authorized to issue (a) 9,000,000 shares on common stock, par value per share $0.001 and (b) 10,000,000 shares of Preferred Stock, par value $0.001 per share. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 9/1/2023

F

RANCISCO V. AGUILAR Secretary of State 401 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov Profit Corporation: Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390) Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403) Officer's Statement (PURSUANT TO NRS 80.030) 4. Effective Date and Date: Time: Time: (Optional) (must not be later than 90 days after the certificate is filed) 5. Information Being Changes to takes the following effect: Changed: (Domestic The entity name has been amended. corporations only) The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) The purpose of the entity has been amended. The authorized shares have been amended. The directors, managers or general partners have been amended. IRS tax language has been added. Articles have been added. Articles have been deleted. Other. The articles have been amended as follows: (provide article numbers, if available) (attach additional page(s) if necessary) 6. Signature: X ____________________________ (Required) Signature of Officer or Authorized Signer Title X ____________________________ Signature of Officer or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof. Please include any required or optional information in space below: (attach additional page(s) if necessary) The THIRD paragraph of the Articles of Incorporation has been amended to read in full as follows: 3. Authorized Stock: (numbers of shares the corporation is authorized to issue) Number of Shares with par value: 250,000,000, Par value per share: $0.001 Number of Shares without par value: 0 This form must be accompanied by appropriate fees. Page 2 of 2 Revised: 9/1/2023